As filed with the Securities and Exchange Commission on February 1, 2012

1933 Act Registration No. 333-167073
1940 Act Registration No.   811-22417

United States
Securities and Exchange Commission
Washington, D.C. 20549

Form N-1A

Registration Statement Under the Securities Act of1933	[ ]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 8	[X]
and/or
Registration Statement Under the Investment Company Act of1940	[ ]
Amendment No. 9	[X]

Destra Investment Trust
(Exact name of registrant as specified in charter)

901 Warrenville Road, Suite 15
Lisle, Illinois 60532
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (630) 241-4200

              Copy to:
        Nicholas Dalmaso                                                                       Morrison Warren, Esq.
        Destra Investment Trust                                                            Chapman and Cutler LLP
        901 Warrenville Road, Suite 15                                                 111 West Monroe Street
        Lisle, Illinois 60532                                                                      Chicago, Illinois 60603
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[X] immediately upon filing pursuant to paragraph (b)
[   ] on (date) pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] on (date) pursuant to paragraph (a)(1)
[   ] 75 days after filing pursuant to paragraph (a)(2)
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF REGISTRATION STATEMENT

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A - Prospectus for Destra High Dividend Strategy Fund

Part B - Statement of Additional Information for Destra High Dividend Strategy Fund

Part C - Other Information

Signatures

Index of Exhibits

Exhibits

Prospectus

February 1, 2012

Destra High Dividend Strategy Fund
Class A Shares	Class C Shares	Class P Shares*	Class I Shares
DHDAX	DHDCX		DHDIX

*Class P shares are not currently available for investors.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Section 1 FUND SUMMARY	2
Destra High Dividend Strategy Fund	2
Section 2 ADDITONAL INFORMATION ABOUT THE FUND	8
Additional Information About the Investment Policies and Strategies	8
Additional Information About the Risks	11
Additional Information About Fees and Expenses	22
Fund Management	23
Adviser Performance	25
Section 3 SHAREHOLDER INFORMATION	29
Valuation of Shares	29
Share Classes	30
Distribution, Servicing and Administrative Fees	33
Purchases	35
Exchanges	39
Redemptions	40
Section 4 GENERAL INFORMATION	44
Distributions	44
Taxes	45
Payments to Financial Intermediaries	46
Availability of Portfolio Holdings Information	47
Frequent Trading	48
Shareholder Communications	51
Fund Service Providers	51
Section 5 FINANCIAL HIGHLIGHTS	52

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1	Fund Summary

Destra High Dividend Strategy Fund

Investment Objective
The Fund’s investment objective is to seek long-term total return and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Destra mutual funds.   More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page 29 of the Fund’s Prospectus and “Purchases” on page 60 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class P	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None1	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee on shares held for 90 days or less (as a percentage of amount redeemed)	None	None	2.00%	2.00%
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P	Class I
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%	0.00%
Other Expenses2	531.88%	0.60%	0.70%	43.37%
Total Annual Fund Operating Expenses	532.98%	2.45%	1.80%	44.22%
Fee Waiver 3	(531.38%)	(0.10%)	(0.10%)	(42.90%)
Total Annual Fund Operating Expenses After Fee Waiver	1.60%	2.35%	1.70%	1.32%

1	A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase.
2	Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Other Expenses may include acquired fund fees, which were not included as fund expenses in the annual report.

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The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) at 1.60% for Class A, 2.35% for Class C, 1.70% for Class P and 1.32% for Class I. This waiver will continue in effect until February 1, 2022. The waiver may be terminated or modified prior to February 1, 2022 only with the approval of the Board of Trustees of the Trust.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed		Not Redeemed
Share Class	1 year	3 years	1 year	3 years
Class A	$163	$505	$163	$93,779
Class C	$238	$733	$238	$733
Class P	$173	$536	$173	$536
Class I	$134	$418	$134	$4,095

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities.  Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend-producing equity securities. The Fund may invest in securities of companies with any market capitalization. Equity securities held by the Fund may include common stocks, preferred shares, convertible securities and securities or other instruments whose price is linked to the value of common stock, depository receipts, and securities of master limited partnerships (“MLPs”).

The Fund may invest in U.S. dollar-denominated securities of U.S. and foreign issuers, and up to 20% of its total assets in securities denominated in non-U.S. dollar currencies. The Fund may invest in securities from any country.

The Fund’s sub-adviser, Miller/Howard Investments, Inc. (the “Sub-Adviser”) believes that financially strong stocks with rising dividends offer the prospects of consistent performance as well as potential added value. Stock prices fluctuate, but dividends add current returns and, over time, increases in dividends can induce increases in the price of the stocks generating those

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dividends. The Sub-Adviser’s research shows that dividends can be large contributors to total returns, and that by focusing on companies with a consistent track record of increasing their dividends, investors have an opportunity to generate superior risk-adjusted performance over time.

The Sub-Adviser's goal is to provide for annual increases in income that exceed the rate of inflation over time. Their investment process starts by identifying, selecting, and investigating stocks that pass initial quantitative screens for quality, yield, and growth of yield. Preference is given to companies with monopoly-like characteristics and recurring revenues, which may be attained through proprietary goods and services, strategic geographic positioning, or market dominance. The Sub-Adviser seeks companies that fulfill society’s basic requirements as well as those with a unique potential or “growth kicker” – such as new products, hidden assets, or industry conditions – which is not currently reflected in the stock price. Candidates are then ranked according to yield, growth of yield, special growth potentials, and contribution to overall diversification of the portfolio.

Principal Risks
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Dividend Income Risk—Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund’s dividend paying equity securities would be adversely affected.  Depending upon market conditions, income producing equities that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to achieve its investment objective.

Foreign Investment Risk/Emerging Markets Risk—Because the Fund can invest its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Depositary Receipts Risk—Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are

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usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Currency Risk—Since a portion of the Fund’s assets may be invested in securities denominated foreign currencies, changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities.

Master Limited Partnership Risk and Sector Risk—An investment in units of master limited partnerships (“MLPs”) involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and the potential for conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.  The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes.  If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares.  MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy.  A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Energy Companies Risk—The Fund invests in energy companies, including pipeline and gas distribution companies. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact energy companies.

Convertible Securities Risk — The market value of a convertible security often performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down

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sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Derivatives Risk—The use of derivatives such as optionsentail certain execution, market, liquidity, hedging and tax risks.  If the investment adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.  The Fund will be subject to risks that include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value.

Smaller Company Risk—Market risk is generally greater for lower market capitalization companies because they tend to have more limited product lines, shorter operating histories, less experienced management and more limited financial resources than larger companies.  Stocks of smaller companies may be less liquid than those of larger companies and may experience greater price fluctuations.  In addition, stocks of smaller companies may not be widely followed by the investment community, resulting in less demand.

Risks Associated with Active Management—The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks—The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Fund Performance
Fund performance is not included in this Prospectus because the Fund has not been in existence for a full calendar year.

Management
Investment Adviser
Destra Capital Advisors LLC

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Investment Sub-Adviser
Miller/Howard Investments, Inc.

Portfolio Managers
Miller/Howard Investments, Inc.
Name and Title	Portfolio Manager of Fund Since
Lowell G. Miller, President, Chief Investment Officer and Director of Research	Since Fund inception
John E. Leslie III, CFA, research analyst and portfolio manager	Since Fund inception
Bryan J. Spratt, CFA, research analyst and portfolio manager	Since Fund inception
Roger G. Young, CFA, research analyst and portfolio manager	Since Fund inception

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms.  The minimum investment for Class A shares, Class C shares and Class P shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts.  The maximum purchase in Class C shares is $500,000 for any single purchase.  The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.  The minimum investment for Class I shares is $1 million for institutional investors.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Section 2 Additional Information About the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment and risk management strategies.  However, this Prospectus does not describe all of the Fund’s investment practices.  For additional information these matters, please see the Statement of Additional Information, which is available by calling Destra Capital Advisors LLC at (877) 287-9646, writing to Destra Capital Advisors LLC at 901 Warrenville Road, Suite 15, Lisle, IL 60532 or visiting Destra Capital Advisors LLC at destracapital.com/literature.

Additional Information About the Investment Policies and Strategies

The investment objective of the Fund is to seek long-term total return and current income. The Fund’s investment objective may not be changed without shareholder approval.  The Fund’s investment policies may be changed by the Board of Trustees (the “Board”) of the Fund without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.

Principal Investment Strategies:

The Fund has policies that require it to invest, in normal market conditions, at least 80% of its net assets in income-producing equity securities.  Although the Fund has no current intention to utilize financial leverage, for purposes of this policy “net assets” includes the amount of any borrowings for investment purposes.  Shareholders will be notified of any changes to this policy at least 60 days in advance of the change and this Prospectus will be supplemented.

Equity securities held by the Fund may include common stocks, preferred shares, convertible securities, shares of other investment companies and securities or other instruments whose price is linked to the value of common stock, depository receipts,  and securities of master limited partnerships (“MLPs”).

The Fund may invest in securities of companies with any market capitalization.  The Fund may invest in U.S. dollar-denominated securities of U.S. and foreign issuers, U.S. dollar-denominated American Depositary Receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  The Fund may invest up to 20% of its total assets in securities denominated in non-U.S. dollar currencies. The Fund may invest in securities from any country.

The Fund may also invest in convertible securities and non-convertible preferred stock. Convertible securities are generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. Preferred stock is a class of stock that often pays

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dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

The Fund may invest up to 25% (or such higher amount as permitted by any applicable federal tax diversification rules) of its total assets in securities of master limited partnerships (“MLPs”).  MLPs are limited partnerships whose interests (limited partnership units) are traded on securities exchanges like shares of corporate stock.  Currently, most MLPs operate in the energy, natural resources or real estate sectors.  Due to their partnership structure, MLPs generally do not pay income taxes.  Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).  The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends generally on the amount of cash flow generated from such company’s operations.  The Fund will treat MLP units as equity securities, and will treat dividends and distributions received by the Fund from any investments in MLP units, as complying with the Fund’s policy of investing at least 80% of its net assets in income-producing equity securities. The Fund may also invest in “i-shares” issued by affiliates of MLPs, which represent an indirect ownership of MLP limited partnership interest.  Although i-shares have similar features to MLP common units with respect to distributions, holders of i-shares receive distributions in the form of additional i-shares equal to the cash distributions received by the MLP common unit holders.  To the extent the issuers of i-shares have elected to be treated as corporations for U.S. federal income tax purposes, the Fund’s investments in i-shares is not subject to the 25% limitation.

The Fund may, but is not required to, participate in various derivative transactions.  Such transactions entail certain execution, market, liquidity, hedging and tax risks.  Participation in the options or futures markets, in other derivatives transactions, or in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  The Fund may seek to earn short-term gains through an option strategy which may consist of strategically writing (selling) call options on equity securities in its portfolio ("covered calls") and on broader equity market indicies, or writing (selling) put options on such securities or indicies. Although the Fund’s sub-adviser seeks to use such practices to further the Fund’s investment objectives, no assurance can be given that the sub-adviser will engage in any of these practices or that these practices will achieve the desired result.

Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions, or illiquidity of the derivative investments.  To mitigate its counterparty risk, the Fund generally intends to enter into derivative transactions (if any) with a variety of parties.  Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

The Fund intends to strategically sell put and call options, the notional amount (i.e., the nominal or face amount that is used to calculate payments made on a financial

9

instrument) of which is expected to be typically 10% to 20% of the Fund’s total assets, but not greater than 30% of the Fund’s total assets immediately after such a sale.  Under current market conditions, after establishing its investment portfolio, the Fund anticipates initially selling put and call options the notional amount of which will be approximately 20% of the Fund’s total assets.  As the Fund sells calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

Other Strategies:

In addition to the main strategies discussed above, the Fund may use certain other investment strategies.  The Fund may also engage in the following investments/strategies:

•	Borrowing — The Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.

•
Illiquid/Restricted Securities — The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale (such as those issued in private placements), and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the Fund determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

•
Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds. To the extent such investment companiesinvest primarily in securities of the types in which the Fund may invest directly, these investments will satisfy the Fund’s investment policies on direct investments.

•
Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

•
Rights — The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

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•
Securities Lending — The Fund may lend securities with a value up to 331/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

•
Short-term Securities — The Fund will normally invest a portion of its assets in short-term debt securities, money market securities, including repurchase agreements, or cash. The Fund invests in such securities or cash when Fund management is unable to find enough attractive long-term investments to reduce exposure to stocks when Fund management believes it is advisable to do so or to meet redemptions. Except during temporary defensive periods, such investments will not exceed 20% of the Fund’s assets. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective.

•
Temporary Defensive Purposes — Although the Fund will make temporary defensive investments only to the extent that Fund management believes they present less risk than the Fund’s usual investments, temporary defensive investments may limit the Fund’s ability to achieve long-term growth of capital.

Additional Information About the Risks

Risk is inherent in any investment.  Investing in a mutual fund—even the most conservative—involves a number of risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.  Global turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect a broad range of issuers which could have an adverse effect on the Fund.  Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund.  Because of these and other risks, you should consider an investment in the Fund to be a long-term investment.

Principal Risks:

Equity Securities Risk:  Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Dividend Income Risk:  Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility

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that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund’s dividend paying equity securities would be adversely affected.  Depending upon market conditions, income producing equities that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to achieve its investment objective.

Foreign Investments. Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.

Emerging Markets Risk. Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems, currency volatility and limited equity opportunities (many large companies may still be “state-run” or private). Also, local stock exchanges may not offer liquid markets for outside investors.

Depositary Receipts Risk. Because the Funds are allowed to invest in depositary receipts, the Funds will be subject to many of the same risks as when investing directly innon-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Foreign Currencies. The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading. Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Costs are incurred in connection with conversions between currencies.

MLP Risk:  An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation.

•	Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation,

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holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.    Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.

•
The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy, natural resources or real estate sectors in general.   MLPs may be adverselyaffected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, and may be impacted by the levels of supply and demand for commodities.  MLPs engaged in the exploration, development, management or production of energy commodities and natural resources face the risk that commodity reserves are depleted over time.  The performance of MLPs operating in the real estate sector may be linked to the performance of the real estate markets, including the risk of falling property values and declining rents, and from changes in interest rates or inflation.

•
MLPs may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to enhance distributions to unit holders.  The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing  potential acquirers.  To the extent that such MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited.

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Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes.  Partnerships do not pay U.S. federal income tax at the partnership level.  A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, and subject to corporate level tax on its income. The classification of an MLP as a corporation for U.S. federal income taxation purposes would have the effect of reducing the amount of cash available for distribution by the MLP to its unit holders, such as the Fund.

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MLPs entities operating in the energy and natural resource sectors are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons.  These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts.  Since the September 11th terrorist attacks, the U.S. government

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has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss or life.  Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLP entities and other companies operating in the energy sector.

Energy Companies Risk.  The Fund invests in energy companies.  General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments.  Natural disasters such as hurricanes in the Gulf of Mexico will also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, recently oil prices have been extremely volatile.

Utilities Companies Risk.  The Fund invests in utlities companies.  Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt.  In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities.  Utilities issuers have been experiencing certain of these problems to varying degrees.

Convertible Securities Risk:  The Fund has no predetermined limit on the extent to which it may invest in convertible securities, although the Fund does not current intend convertible securities to be a primary focus on its investment program.  A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  Before conversion, convertible securities have characteristics similar to non‑convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers.  Convertible securities are typically senior in rank to common stock in an issuer’s capital structure and, therefore, generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets.  These characteristics include the potential for capital appreciation if the value of the

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underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature.  As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible.  During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.

Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege.  This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege.  This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the “investment value,” represents the security’s theoretical price support level.  “Conversion value” is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege.  Conversion value fluctuates directly with the price of the underlying equity security, usually common stock.  If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the, convertible security is governed principally by the factors described in the preceding paragraph.  If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value.  This premium represents the price investors are willing to pay for the privilege of purchasing a fixed‑income security with a possibility of capital appreciation due to the conversion privilege.  Accordingly, the conversion value of a convertible security is subject to market risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances.  If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered.  In its selection of convertible securities for the Fund, the investment adviser will not emphasize either investment value or conversion value, but will consider both in light of the Fund’s investment objectives.  The Fund may convert a convertible security that it holds:

•	when necessary to permit orderly disposition of the investment when a convertible security approaches maturity or has been called for redemption;

•	to facilitate a sale of the position;

•	if the dividend rate on the underlying common stock increases above the yield on the convertible security; or

•	whenever the investment adviser believes it is otherwise in the best interests of the Fund.

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Convertible securities are generally non-investment grade; that is, not rated within the four highest categories by certain ratings agencies.  To the extent that such convertible securities and other nonconvertible debt securities, which are acquired by the Fund consistent with the factors considered by the investment adviser as described in this Prospectus, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.

Derivatives Risk:  The Fund may participate in derivative transactions.  Such transactions entail certain execution, market, liquidity, hedging and tax risks.  Participation in the options or futures markets, in other derivatives transactions, or in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the investment adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

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Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  To mitigate its counterparty risk, the Fund generally intends to enter into derivative transactions (if any) with a variety of parties.

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Covered Calls, Puts and Other Option Transactions.  If the Fund has written a call option, it may terminate its obligation by effecting a closing purchase transaction.  This is accomplished by purchasing a call option with the same terms as the option previously written.  However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.  Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option with the same terms as the option previously purchased.  There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.  The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option, or is more than the premium it paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option, or is less than the premium it paid to purchase the option.  Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security.  Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price

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and price volatility of the underlying security and the time remaining until the expiration date of the option.  Gains and losses on investments in options depend, in part, on the ability of the investment adviser to predict correctly the effect of these factors.  The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.  An option position may be closed out only on an exchange that provides a secondary market for an option with the same terms or in a private transaction.  Although the Fund will generally purchase or write options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.  In such event, it might not be possible to effect closing transactions in particular options, in which case the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

There are several other risks associated with transactions in options on securities.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given option transaction not to achieve its objectives.  A decision as to whether, when and how to use covered options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.  The use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security it might otherwise sell.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline.  Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which the Fund has written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which the Fund has written covered call options decline rapidly and materially, the Fund could sustain material depreciation or loss in its net assets to the extent it does not sell the underlying securities (which may require it to terminate, offset or otherwise cover its option position as well). The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Reasons for the absence of a liquid secondary market for exchange-traded options include the following: (i) there may be

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 insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not be adequate to handle current trading volume; or (vi) the relevant exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.  However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  The Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration.  Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events.  A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

The number of covered call options the Fund can write is limited by the number of shares of the corresponding common stock the Fund holds.  Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.  As a result, the number of options that the Fund may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the investment adviser.  An exchange, board of trade or other trading facility may

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                               order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

There are special risks associated with uncovered option writing which expose the Fund to potentially significant loss.  As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security decline, but bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure.  As with writing uncovered calls, the risk of writing uncovered put options is substantial.  The writer of an uncovered put option bears a risk of loss if the value of the underlying instrument declines below the exercise price.  Such loss could be substantial if there is a significant decline in the value of the underlying instrument.

Although the investment adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing and purchasing of put and call options, there can be no assurance that the Fund will succeed in any option-related program it undertakes.

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Dodd-Frank Act.  The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework.  The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans.  Such regulations may change the way in which derivative instruments are regulated and/or traded and may impact the availability, liquidity and cost of derivative instruments.  While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, implementation of these measures or any future measures, could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.  There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objective.  In addition, the regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers in which the Fund invests that utilize derivatives strategies for hedging or other purposes.  The ultimate impact of the Dodd-Frank Act, and any resulting

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regulation, is not yet certain and issuers in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable.

Small Cap Securities Risk:  Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.

Securities selection risk: Securities selected by the Sub-Adviser for the Fund may not perform to expectations.  This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Investment risk: When you sell your shares of the Fund, they could be worth less than what you paid for them.  Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.

Other Risks:

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk:  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Expense Risk:  Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

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Investment in Other Investment Companies Risk:  As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Liquidity Risk:  Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities, which is limited to 15% of its net assets, may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Mid Cap Securities Risk:  The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Repurchase Agreements, Purchase and Sale Contracts Risks:  If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Rights Risk:  The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Securities Lending Risk:  Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Small Fund Risk: The Fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time, causing the Fund’s performance to vary from that of

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the Fund’s model portfolio.  This impact may be positive or negative, depending on the direction of market movement during the period affected.  The Fund does not generally limit large inflows and outflows, but it has policies in place which seek to reduce the impact of these flows where the investment adviser or sub-adviser has prior knowledge of them.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks:  When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Additional Information About Fees and Expenses

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund’s Summary Prospectus.

•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads and redemption fees, if applicable.

•
“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting and other shareholder services.  You do not pay these fees directly but, as the example in the Fund’s Summary Prospectus shows, these costs are borne indirectly by all shareholders.

•
The “Management Fees” are the investment advisory fee rate paid by the Fund to Destra.  Refer to “Fund Management” in this Prospectus for additional information with further description in the Statement of Additional Information.

•
“Distribution and Service (12b-1) Fees” include a shareholder servicing fee and/or distribution fee of up to 0.25% for Class A, Class P and Class C shares and a distribution fee of up to 0.75% for Class C shares.  Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

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A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A shares bought without an initial sales charge and then redeemed within 12 months of purchase.  The contingent deferred sales charge is not reflected in the example in the Fund’s Summary Prospectus.

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A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase.  The contingent deferred sales charge may be waived for certain investors, as described in “Redemptions.”

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•
“Other Expenses” may include administrative fees charged by intermediaries who have entered into agreements with the Fund or its service providers for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.  “Other Expenses” may   include short sale dividend expenses. These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker.  Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest.  While short sale dividend expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions.

•
As described in the “Management Expenses” section of this Prospectus, Destra has contractually agreed to waive its management fee and/or assume other expenses in order to limit the “Total Annual Fund Operating Expenses” of the Fund to certain limits until at least February 1, 2022.

•
All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements.  Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Fund Management

The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser.  Destra, located at 901 Warrenville Road, Suite 15, Lisle, IL 60532, is a wholly-owned subsidiary of Destra Capital Management LLC.  Destra was organized in 2008 to provide investment management, advisory, administrative and asset management consulting services.

The Fund pays to Destra a fee, payable monthly in an annual amount equal to 0.85% of the Fund’s daily net assets. Destra furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, provides personnel, including certain officers required for the Fund’s administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

For the most recent fiscal year, Destra did not receive any management fees after expense waivers from the Fund because Destra reimbursed expenses in excess of management fees.

A discussion of the Board’s consideration and approval of the Management Agreement and the Investment Sub-Advisory Agreement is available in the Fund’s annual report dated September 30, 2011.

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Destra is also responsible for developing the Fund’s investment program and recommending sub-advisers to the Fund’s Board.  In addition, Destra oversees the sub-adviser and reviews the sub-adviser’s performance.

The Fund has retained Miller/Howard Investments, Inc. (“Miller/Howard” or the “Sub-Adviser”) to serve as its investment sub-adviser, responsible for the day-to-day management of the Fund’s portfolio of securities.  Miller/Howard, located at 324 Upper Byrdcliffe Road, Woodstock, NY 12498, is an asset manager specializing in dividend stocks, listed infrastructure, and MLPs.  Miller/Howard was founded in 1984 as an institutional research boutique providing quantitative and technical research to Fortune 500 companies. The Sub-Adviser has been managing long-only equities since 1991, and had approximately $3.0 billion of assets under management as of December 31, 2011.

Lowell Miller, Jack Leslie, Bryan Spratt, and Roger Young serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.

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Lowell G. Miller, President (since 1984), Chief Investment Officer  (since 1984) and Director of Research (since 1984), has been with Miller/Howard Investments, Inc. since he founded it in 1984.  He received a BS from Sarah Lawrence College and JD from New York University School of Law. He has continuously pursued the notion of disciplined investment strategies for over 30 years. He authored three acclaimed books on investing including the recently published The Single Best Investment, 2nd. Ed. (Print Project, 2006). Lowell has been responsible for portfolio construction since inception of the firm.

•
John E. Leslie III, CFA, research analyst (since 2004) and portfolio manager (since 2004), received a BS in Finance from Suffolk University and an MBA from Babson College. He began his career in investments over twenty years ago and has focused on equity income stocks since 1987. Previously, John was a portfolio manager at Value Line Asset Management, M&T Capital Advisors Group (Division of M&T Bank), and Dewey Square Investors (Division of UAM). He brings expertise in both fundamental and quantitative research skills. John joined the portfolio team in 2004.

•
Bryan J. Spratt, CFA, research analyst (since 2004) and portfolio manager (since 2004), earned a BA in Economics/Computer Science from Spring Arbor College (summa cum laude). He has worked as an analyst and portfolio manager since 1990. At Munder Capital (1994-2001) Bryan was a member of the Energy and Power Team that developed and managed the Munder Power Plus Fund, among other portfolio management responsibilities. From 2001 - 2004, Bryan was responsible for the utilities and telecom sectors for the Value Team at Banc One Investment Advisors and the One Group Funds.  He joined the portfolio team in 2004.

•
Roger G. Young, CFA, research analyst (since 2008) and portfolio manager (since 2008), earned a BS in Economics from Wharton School, University of Pennsylvania; Bachelor of Foreign Trade, Spanish language, from Thunderbird School of Global Management; and an MBA from Michigan State University.

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Roger began his career in the investment industry 38 years ago. During his career, he started and managed the Transamerica Capital Appreciation Fund, which received a five star ranking by MorningStar. Roger joined the portfolio team in 2008 and was a consultant to Miller/Howard Investments, Inc. during 2007.  Before that, he worked as a financial consultant with the Kenneth King Foundation since 2003.

                Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the Statement of Additional Information.

Adviser Performance

The tables and charts below illustrate the historical performance of the Miller/Howard Income Equity Strategy Composite (the “Composite”), which consists of 867 accounts managed by Miller/Howard Investment, Inc. as of December 31, 2011 that have substantially similar investment objectives and policies as the Fund.  There is no other account managed by Miller/Howard Investment, Inc. that has a substantially similar investment objective or policies as the Fund.  The accounts that comprise the Composite are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the Fund, which, if applicable, may have adversely affected performance.  These accounts are also not subject to the restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected performance. The investment performance reflected below for the Composite differs from investment performance that may have been previously published by the sub-adviser because the performance information provided below applies the Fund’s expected fees and expenses.

Of course, past performance is no indication of future results, and the tables and charts presented here represent the performance of the Composite and not the performance of the Fund.  Please see destracapital.com for the Fund’s most recent performance information. Results are based on fully discretionary accounts under management, including those accounts no longer with the firm.  Composite results are dollar-weighted, based upon beginning period market values, and are asset-weighted according to each constituent account’s respective asset size.

Annual Total Returns
Periods Ended December 31, 2011
	1 Year	3 Years	5 Years	10 Years	Since Inception
Composite, Net of Fees	6.70%	13.56%	(1.81)%	2.58%	3.50%
Composite, Gross of Fees	15.02%	17.89%	1.04%	4.97%	5.71%
S&P 500 Index	2.11%	14.11%	(0.25)%	2.92%	3.84%

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Standard Deviation
Periods Ended December 31, 2011
	3 Years	5 Years	10 Years
Composite, Net of Fees	15.78%	16.89%	14.49%
Composite, Gross of Fees	14.72%	16.83%	14.27%
S&P 500 Index	18.97%	18.89%	15.93%

Standard deviation, as represented above, is a measure of the historical volatility of the Composite and benchmark index.  A higher standard of deviation represents more historically volatile returns, while a lower standard of deviation represents greater stability.

Alpha, Beta, Sharpe Ratio, Upside Capture and Downside Capture

The following tables contain the information described below, as calculated for the Composite both gross of fees and net of fees.  Monthly observations were used for all calculations, except where noted otherwise below.

•
Alpha - a measure of the difference between a portfolio’s actual returns and its expected performance, given its level of risk as measured by beta. A positive Alpha figure indicates the portfolio has performed better than its beta would predict. In contrast, a negative Alpha indicates the portfolio has underperformed, given the expectations established by beta (see below);

•
Beta - a measure of systematic risk with respect to a benchmark. Systematic risk is the tendency of the value of the fund and the value of benchmark to move together.  Beta is used to represent the tendency of a security's returns to respond to swings in the market. A beta of 1 indicates that the security's price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security's price will be more volatile than the market.  The market is represented by the benchmark index (S&P 500 Index).

•
Sharpe ratio - a measure used to calculate the performance reward per unit of risk and is calculated by using standard deviation and excess return. The higher the Sharpe Ratio, the better the fund's historical risk-adjusted performance.

•
Upside Capture Ratio - a statistical measure of an investment manager's overall performance in up-markets. The up-market capture ratio is used to evaluate how well an investment manager performed relative to an index during periods when that index has risen. For example, an upside capture ratio of 90 means that the investment manager earned 90% of the benchmark index’s return during periods when the index return was positive.

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•
Downside Capture Ratio - a measure of the manager's performance in down markets. A down-market is defined as those periods in which market return is less than 0. The Downside Capture Ratio tells you what percentage of the down-market was captured by the manager.  For example, a downside capture ratio of 90 means that the investment manager earned 90% of the benchmark index’s return during periods when the index return was negative.

Composite, Net of Fees
Periods Ended December 31, 2011
	3 Years	5 Years	10 Years
Alpha	2.38	(1.88)	(0.08)
Beta	0.77	0.82	0.80
Sharpe Ratio	0.88	(0.10)	0.12
Upside Capture	81.29	79.38	85.89
Downside Capture	72.67	86.32	85.97

Composite, Gross of Fees
Periods Ended December 31, 2011
	3 Years	5 Years	10 Years
Alpha	6.79	0.97	2.20
Beta	0.72	0.83	0.79
Sharpe Ratio	(0.01)	(0.05)	0.05
Upside Capture	84.43	87.72	90.50
Downside Capture	59.72	83.38	79.50

Historical Growth Chart

The following chart represents the historical growth of a $10,000 investment in both the Composite and benchmark index for the period beginning July 31, 1997 through December 31, 2011.  This performance information assumes an initial investment of $10,000 and a deduction of the maximum Class A sales charge of 5.75%. These returns would be different for Class C, Class P and Class I shares because of their different sales charges and operating expenses. You cannot invest directly in the Composite or in any of the indexes referenced above.

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Past Performance is no Guarantee of Future Results.

Other Information

The S&P 500 is a capitalization-weighted index of 500 stocks.  The index is designed to measure performance of a broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

As of December 31, 2011, the Composite consisted of 867 accounts totaling approximately 1,207.8 million in assets. Performance represents the Composite’s returns less the Fund’s Class A maximum operating expenses of 1.70%. Performance on offer price also assumes deduction of the maximum Class A sales charge of 5.75%. These returns would be different for Class C, Class P and Class I shares because of their different sales charges and operating expenses. You cannot invest directly in the Composite or in any of the indexes referenced above.

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Section 3 Shareholder Information

Valuation of Shares

The price of the Fund’s shares is based on its net asset value (“NAV”) per share.  NAV is calculated for each class of the Fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for that class.  The result, rounded to the nearest cent, is the NAV per share.  NAV is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. However, the NAV may be calculated earlier if trading on the NYSE  is restricted, or as permitted by the SEC. The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares. All valuations are subject to review by the Fund’s Board or its delegate.

All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. For Class A shares, the public offering price includes any applicable initial sales charge. For Class A shares and Class C shares, the price you pay to sell shares is also the NAV, however, a contingent deferred sales charge may be taken out of the proceeds. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.

The Fund’s Trustees have adopted procedures for valuing investments and have delegated to the Fund’s Sub-Adviser, under supervision by Destra, the daily valuation of such investments. The Sub-Adviser uses independent pricing services to value most loans and other debt securities at their market value. In determining market value, the pricing service for loans considers information obtained from broker-dealers and the pricing service for debt obligations considers various factors and market information relating to debt obligations.

In certain situations, the Sub-Adviser may use the fair value of a security or loan if a security or a loan is not priced by a pricing service, the pricing service’s price is deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign loans and securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed. The Sub-Adviser expects to use fair value pricing primarily when a security is not priced by a pricing service or a pricing service’s price is deemed unreliable. Destra has established a Valuation Committee that oversees the valuation of investments.

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Due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last price determined by the pricing service or the last bid or ask price in the market.  Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Frequent Trading” section of this Prospectus.  While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security is different from the security’s perceived market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  The Fund’s fair value pricing and frequent trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

Other securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value.  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor.  Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers.  The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

Share Classes

The Fund offers four classes of shares, each representing an interest in the same portfolio but with differing sales charges, fees, eligibility requirements and other features.  It is important to consult with your financial intermediary representative for additional information on which classes of shares, if any, are an appropriate investment choice.  Certain financial intermediaries may not offer all funds or all classes of shares.  Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange, or redeem shares.  The Fund is only available to U.S. citizens or residents.

If your financial intermediary offers more than one class of shares, you should carefully consider which class (or classes) of shares is appropriate for your investments objectives

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and needs.  Certain classes have higher expenses than others, which may lower the return on your investment.  For further details, please see the Statement of Additional Information.

Class A Shares

Class A shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class A shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms.  Shares are traditionally offered without an initial sales charge to fee-based broker-dealers or financial advisors, primarily on their wrap account platforms where such broker-dealers or financial advisors impose additional fees for services connected to the wrap account.  Class A shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, and/or other, shareholder services to their clients.  In addition, Class A shares allow for payment to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

The Class A shares sales charges are as follows:
Initial sales charge on purchases	Up to 5.75%* • Reduction for purchases of $50,000 or more • Waived for purchases of $1 million or more
Deferred sales charge (“CDSC”)	None except on certain redemptions of shares purchased without an initial sales charge*
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	Up to 0.25% annual distribution and/or shareholder servicing fee

*	May be waived under certain circumstances.

Class C Shares

Class C shares will generally be offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class C shares allow for the payment of up to 0.75% of net assets to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients.  Class C shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping,

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subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

The Class C shares sales charges are as follows:
Initial sales charge on purchases	None
Deferred sales charge (“CDSC”)	1.00% on shares redeemed within 12 months of purchase*
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee); higher annual operating expenses than Class A shares because of higher 12b-1 fee

*	May be waived under certain circumstances.

Class P Shares

Class P shares are not currently available for purchase.  Class P shares will be available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms and certain retirement platforms.  For financial intermediaries who operate supermarket platforms, Class P shares may be available through such platforms pursuant to an agreement between the intermediary and Destra.Class P shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, and/or other, shareholder services to their clients.  Class P shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Class I Shares

Class I shares are available only to investors listed below.  The following investors may purchase Class I shares if approved by Destra:

•	qualified retirement plans that are clients of third-party administrators that have entered into agreements with Destra and offer institutional share class pricing (no sales charge or 12b-1 fee);

•
bank trust departments and trust companies that have entered into agreements with Destra and offer institutional share class pricing to their clients (if another retirement plan of the sponsor is eligible to purchase Class I shares);

•	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

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•	other Destra investment products;

•
investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Destra;

•	clients of a financial representative who are charged a fee for consulting or similar services;

•	corporations, endowments, and foundations that have entered into an arrangement with Destra; and

•
fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Destra funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliated or associated person and which has entered into an agreement with Destra.

Trust companies or bank trust departments that purchased Class I shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for Class I shares of other Destra funds.  Class I shares allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Distribution, Servicing and Administrative Fees

Distribution and Shareholder Servicing Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund has adopted shareholder servicing plans for Class A shares, Class C shares and Class P shares (the “Class A Plan,” “Class C Plan” and “Class P Plan,” respectively, or collectively the “Plans”).  Under the Plans, the Fund may pay Destra Capital Investments LLC (“Destra Capital Investments”), the Fund’s distributor, a fee for the sale and distribution and/or shareholder servicing of Class A shares, Class C shares and Class P shares based on average daily net assets of each, up to the following annual rates:

Class	Maximum annual 12b-1 Fee for the Fund
Class A shares	0.25%
Class C shares	1.00% *
Class P shares	0.25%

*	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

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Under the terms of the Plans, the Fund is authorized to make payments to Destra Capital Investments for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

Such financial intermediaries may from time to time be required to meet certain criteria in order to be eligible to receive 12b-1 fees.  Typically, under the adopted Class C Plan, Destra Capital Investments retains all fees paid for the first 12 months pursuant to the Plan on any investment in Class C shares in order to recoup prior expenses incurred with respect to the payment of an 1% commission on sales of Class C shares to the financial intermediary. Accordingly, financial intermediaries will become eligible for monthly compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares.  However, certain financial intermediaries may elect to not receive the initial 1% commission, in which case, Destra Capital Investments will pay the monthly 12b-1 fees to such financial intermediary beginning on the first month following the purchase of Class C shares as such fees accrue. The Class C shares for which a financial intermediary elects to not receive the initial 1% commission will not be subject to a CDSC.  Destra Capital Investments is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.  Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Administrative Fees

For Class A shares, Class C shares, Class P shares and Class I shares, certain intermediaries pursuant to an agreement with the Fund or its service providers may charge administrative fees for certain services such as recordkeeping, subaccounting, order processing for omnibus or networked accounts or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  Order processing which may be subject to such administrative fees includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, as well as those processed on a manual basis.  Because the form and amount charged varies by intermediary, the amount of the administrative fees borne by the class is an average of all fees charged by applicable intermediaries.  In the event an intermediary receiving payments from Destra Capital Investments on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the shares of the Fund may increase.

The Fund anticipates that the operating expenses for the Class P shares will be in excess of the operating expenses for the other share classes due to the services provided to the Class P shares that are not provided to the other share classes.  Accordingly, the Fund may pay an annual administrative fee for Class P shares for certain administrative services, including but not limited to retirement platform fees or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  These

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administrative fees are paid by the shares of the Fund to Destra Capital Investments, who then reimburses eligible intermediaries.

Purchases

Generally, purchases of Class A shares and Class C shares may only be made through institutional channels such as financial intermediaries and retirement accounts. Purchases of Class P shares may be made only through financial intermediaries.  Generally, purchases of Class I shares may only be made through financial intermediaries and by certain institutional investors.  Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.  Your financial intermediary may charge you a separate or additional fee for processing purchases of shares.  The Fund has only authorized certain financial intermediaries to receive purchase orders on the Fund’s behalf.  As discussed under “Payments to Financial Intermediaries,” Destra and its affiliates, pursuant to agreements with certain intermediaries, may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Fund.  When considering Fund recommendations made by these intermediaries, you should consider such arrangements.

Because the Fund is not intended for frequent trading, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program.  In addition to your full name, and date of birth, you will be required to provide your social security number and permanent street address to assist in verifying your identity.  Some financial intermediaries may also require that you provide other documents that help to establish your identity.  Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases or even close an account if they are unable to verify a shareholder’s identity.  Please contact your financial intermediary if you need assistance when completing your application or would like to receive additional information regarding the USA PATRIOT Act or the intermediary’s Anti-Money Laundering Program.

Minimum and Maximum Investment Requirements

There is a $2,500 minimum investment requirement per Fund account for the purchase of Class A shares, Class C shares and Class P shares; however, certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information.

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Accounts which are a part of certain wrap programs may not be subject to these minimums.  Investors should refer to their intermediary for additional information.

There is a $1 million minimum investment requirement for institutional investors purchasing Class I shares.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same fund.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.  Directors, officers and employees of Destra and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I shares through certain financial intermediaries’ institutional platforms.  For more information about this program and eligibility requirements, please contact a Destra representative at (877) 287-9646. There may be exceptions to these minimums for certain tax-deferred, tax-qualified and retirement plans and accounts held through wrap programs.  For additional information, contact your intermediary, plan sponsor, administrator or a Destra representative.

If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually, however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

There is a $500,000 maximum on any single purchase of Class C shares.  For investors who wish to purchase more than $500,000 worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.

The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Periodic Purchase Plan

You may arrange for periodic purchases by authorizing your financial intermediary to debit the amount of your investment from your bank account on a day or days you specify.  Contact your financial intermediary or a Destra representative, if applicable, for details.  Not all financial intermediaries offer this plan.

Initial Sales Charge

Class A Shares

The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below.  The proceeds of any applicable sales

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charge are allocated between Destra Capital Investments and your financial intermediary.  The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested.  The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.60%
$1,000,000 and above	None(2)	None	None(3)
(1) Offering Price includes the initial sales charge.
(2) A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase.
(3) Destra Capital Investments may pay financial intermediaries commissions on purchases of Class A shares as follows:
•	1.00% on amounts from $1,000,000 to $4,000,000;
•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or certain other Destra funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.

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Class A shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses, parents, in-laws and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares; (ii) directors, officers and employees, and their immediate family members, of Destra Capital Management LLC and its affiliates; (iii) Trustees and officers, and their immediate family members, of the Fund; and (iv) directors and officers, and their immediate family members, of any sub-adviser to a Destra fund.  Immediate family members are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings.  Additionally, certain financial intermediaries have entered into an agreement with Destra Capital Investments that allows the waiver of the initial sales charge on purchases of Class A shares.  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint.  These other accounts may include the accounts described under “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, their agents, or your financial intermediary may not retain this information.

Right of Accumulation.  You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra funds then held by you, or held in accounts identified under “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent.  You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other series of the Destra funds)  over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the Letter.  In order to apply purchases towards the intended amount, you must refer to such Letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including

38

any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts.  In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single participant retirement plans.  To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com, and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares

Destra Capital Investments may pay to your financial intermediary a commission rate of 1.00% of the net asset value of the Class C shares purchased.  Service providers to qualified plans will not be eligible to receive this commission if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Exchanges

Contact your financial intermediary (the Fund’s transfer agent at (877) 287-9646 for Class I shares) or consult your plan documents for information on exchanging into other funds in the Destra family of funds.  As with any investment, be sure to read the prospectus of the fund into which you are exchanging.  An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).  Exchanges are subject to the following conditions:

•	You may generally exchange shares of the Fund for shares of the same class of any other fund in the Destra family of funds offered through your financial intermediary or qualified plan.

•	You must meet the minimum investment amount for the Fund.

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•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

•
For Class P shares and Class I shares, an exchange of shares from the Fund held for 90 days or less may be subject to the Fund’s redemption fee.  For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to “Redemption Fee.”

•
The exchange privilege is not intended as a vehicle for short-term or frequent trading.  The Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 30-day period and may bar future purchases in the Fund or other Destra funds.  The Fund will work with intermediaries to apply the Fund’s exchange limit.  However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

Waiver of Sales Charges

The sales charge will be waived on any Class A shares received through an exchange of Class A shares of another fund of the Destra family of funds.  Class A shares or Class C shares received through an exchange of Class A shares or Class C shares, respectively, of another fund of the Destra family of funds will not be subject to any applicable CDSC at the time of the exchange.  Any CDSC applicable to redemptions of Class A shares or Class C shares will continue to be measured on the shares received by exchange from the date of your original purchase.  For more information about the CDSC, please refer to “Redemptions.” Unlike Class A shares, Class C shares do not have any front-end sales charges; however, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Redemptions

Generally, redemptions may only be effected only through financial intermediaries, retirement platforms and certain institutional investors, as applicable and described above.  It is possible that your financial intermediary charges a processing or service fee in connection with the redemption of shares.  Contact your financial intermediary or refer to the appropriate plan documents for details.

Shares of the Fund are redeemable on any business day on which the Fund’s NAV is calculated.  Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Fund or its agents.  Redemption proceeds, less any applicable CDSC for Class A shares or Class C shares or any applicable redemption fee for Class P shares and Class I shares, will normally be sent seven calendar days following receipt of the redemption order.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven (7) calendar days.  Additionally, the right to require the Fund to redeem their shares may

40

be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Redemptions In-Kind

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

Periodic Withdrawal Plan

You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify.  Any resulting CDSC for Class A shares or Class C shares may be waived through financial intermediaries that have entered into an applicable agreement with Destra Capital Investments.  The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account.  Certain other terms and conditions, including minimum amounts, may apply.  Contact your financial intermediary, or a Destra representative for Class I shares, for details.  Not all financial intermediaries offer this plan.

Class A Shares and Class C Shares CDSC

A 1.00% CDSC may be deducted with respect to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the listed CDSC waivers apply.  A 1.00% CDSC will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless a CDSC waiver applies.  The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A shares or Class C shares redeemed, as applicable.

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CDSC Waivers

There are certain cases in which you may be exempt from a CDSC charged to Class A shares and Class C shares.  Among others, these include:

•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Destra Capital Investments to waive CDSCs for such accounts;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A shares or Class C shares acquired through reinvestment of Fund dividends or distributions;
•
The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A shares or Class C shares during the period during which the CDSC applied;

•	If the Fund chooses to liquidate or involuntarily redeem shares in your account; or
•	If a financial intermediary elects to not receive the initial 1% commission and is receiving 12b-1 fees beginning on the first month following the purchase of Class C shares as such fees accrue.

To keep the CDSC as low as possible, Class A shares or Class C shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Class A Shares Reinstatement Privilege

After you have redeemed Class A shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge).  You will not be reimbursed for any CDSC paid on your redemption of Class A shares.

Class P Shares and Class I Shares Redemption Fee

Redemptions (and exchanges) of Class P shares and Class I shares from the Fund held for 90 days or less may be subject to the Fund’s redemption fee equaling 2.00% of the net asset value of redemption proceeds.  This fee is paid directly to the Fund rather than to Destra and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact and other costs associated with changes in the Fund’s asset level and cash flow due to short-term money movements in and out of the Fund.

Certain intermediaries have agreed to charge the Fund’s redemption fee on their customers’ accounts.  In this case, the amount of the fee and the holding period will generally be consistent with the Fund’s.  However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Fund’s.

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The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans; (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers’ accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers’ accounts.

In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Destra; and (viii) reinvested distributions (dividends and capital gains).  For same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction.  However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange.  When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers’ accounts, different or additional exemptions may be applied by the financial intermediary.  Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries.  Contact your financial intermediary, a Destra representative at (877) 287-9646 for Class I shares, or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading.  In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.  If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

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Section 4 General Information

Distributions

The Fund intends to make regular quarterly distributions to shareholders.  Various factors will affect the levels of cash we receive from our investments, as well as the amounts of income and return of capital (in the case of the Fund’s investments in MLPs) represented by such cash. To permit us to maintain a more stable quarterly distribution, we may distribute less or more than the entire amount of cash we receive from our investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to our net asset value. Correspondingly, once distributed, such amounts will be deducted from our net asset value.

In order to avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held. We cannot predict with respect to a given quarter how much of our net investment income will be included in the distribution we make for that quarter.  Distributions are made at the class level, so they may vary from class to class within the Fund.

Distribution Schedule

Dividends from net investment income and distributions of capital gains are normally declared and distributed in March, June, September and December but, if necessary, may be distributed at other times as well.  Distributions of capital gains are normally declared in December and paid in January.  The date you receive your distribution may vary depending on how your intermediary processes trades.  Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held.  Dividends and net capital gains that have not yet been distributed are included in the Fund’s daily NAV.  The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations.  For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share.  If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations.  You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

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Taxes

As with any investment, you should consider the tax consequences of investing in the Fund.  Any tax liabilities generated by your transactions are your responsibility and not the Fund’s or the intermediaries’. The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund.  You should consult your tax adviser if you have any questions.  Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

Non-U.S. Income Tax Considerations

Investment income that the Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Fund holds its assets). Dividends from the Fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long- term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold. It does not depend on how long you have owned your Fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Fund’s transfer agent will send you the statement on the Fund’s behalf. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

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Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

A regulated investment company more than 50% of the value of whose assets consists of stock or securities in foreign corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.

Payments to Financial Intermediaries

From its own assets, Destra or its affiliates may pay selected brokerage firms or other financial intermediaries that sell shares of the Destra funds for distribution, marketing, promotional, or related services.  Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors.  The amount of these payments is determined from time to time by Destra, may be substantial and may differ for different financial intermediaries.  Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares.

Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.”  Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges.  The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge.  Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship.  These factors may change from time to time.  Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

In addition, for all shares, Destra Capital Investments or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers and other financial intermediaries for providing other marketing or

46

distribution-related services.  Destra Capital Investments may also pay fees, from their own assets, for recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Destra funds.  These fees are in addition to any fees that may be paid by the Destra funds for these types of services or other services.

Destra or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting or business building programs for such intermediaries to raise awareness of the Fund.  Such payments may be in addition to, or in lieu of, sales-based, asset-based and transaction-based payments.  These payments are intended to promote the sales of Destra funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings and training efforts about the Destra funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services and maintain the necessary infrastructure to make the Destra funds available to their customers.

The receipt of (or prospect of receiving) sales-, asset- and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Destra funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Destra funds’ shares over sales of another of Destra funds’ share class.  The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Destra funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Destra funds in various ways within such financial intermediary’s organization.

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Destra fund receives to invest on behalf of the investor.  You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.  Please contact your financial intermediary or plan sponsor for details on such arrangements.

Availability of Portfolio Holdings Information

The Disclosure of Portfolio Holdings Policies and Procedures adopted by Destra and all mutual funds managed within the Destra fund complex are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund’s portfolio holdings.  The following describes policies and procedures with respect to the disclosure of portfolio holdings.

47

•
Full Holdings.  The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to Fund shareholders.  These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Destra representative at (877) 287-9646 (toll free).

•	Top 10 Holdings. The Fund’s top 10 portfolio holdings, in order of position size and as a percentage of the Fund’s entire portfolio, are available monthly with a 30-day lag.
•
Other Information.  The Fund will provide security breakdowns (e.g., industry, sector, regional, market capitalization and asset allocation), top performance contributors/detractors and specific portfolio level performance attribution information and portfolio characteristics, such as total number of fund holdings, weighted average market capitalization, sector allocations and country weights, among other characteristics, monthly with a 30-day lag.

Full portfolio holdings will remain available on the Destra website at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current.  The Fund discloses its short positions, if applicable, only to the extent required in regulatory reports.  Destra may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Destra funds.  Under extraordinary circumstances, exceptions to the Disclosure of Portfolio Holdings Policies and Procedures may be made by Destra’s Chief Investment Officer(s) or their delegates.  Such exceptions may be made without prior notice to shareholders.  A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s Statement of Additional Information.

Frequent Trading

Frequent Trading Policies and Procedures

The Board has adopted policies and procedures with respect to short-term and frequent trading of Fund shares (“frequent trading”).  The Fund is intended exclusively for long-term investment and will take reasonable steps to attempt to detect and deter short-term and frequent trading.  Transactions placed in violation of the Fund’s exchange limits or frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.  In enforcing these policies and procedures, the trading history of accounts determined to be under common ownership or control within any of the Destra funds may be considered.  As described below, however, the Fund may not be able to identify all instances of frequent trading or completely eliminate the possibility of frequent trading.  In particular, it may be difficult to identify frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s

48

shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the elimination of frequent trading in the accounts impractical without the assistance of the intermediary.

Among other safeguards, the Fund attempts to deter frequent trading through the following methods:
•	exchange limitations as described under “Exchanges;”
•	trade monitoring;
•	fair valuation of securities as described under “Pricing of Fund Shares;” and
•	redemption fees as described under “Redemption Fee” (where applicable on certain classes of the Fund).

Generally, a purchase and redemption of shares from the Fund within 30 days (a “round trip”) may result in enforcement of the Fund’s frequent trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

The Fund constantly monitors for patterns of shareholder frequent trading.  Any investor who makes more than one round trip in the Fund over a 90-day period may be subject to suspension or termination of such investor’s exchange privileges.  The Fund may also bar future purchases into the Fund and other Destra funds by such investor.  The Fund’s frequent trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Destra funds by a Destra “fund of funds,” which is a fund that primarily invests in other Destra mutual funds.

The Fund’s Board may approve from time to time a redemption fee to be imposed by any Destra fund, subject to 60 days’ notice to shareholders of the Fund.

Omnibus transactions placed through a financial intermediary for numerous investors may cause such investors to be treated as a group for purposes of the Fund’s frequent trading policies and procedures and may be rejected in whole or in part by the Fund.  The Fund, however, cannot always identify or reasonably detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts.  Because certain intermediaries transmit purchase, exchange and redemption orders to the Fund as a net aggregation of numerous investor orders, the Fund may have difficulty curtailing such activity.  Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter frequent trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries.  Such restrictions may include, but are not limited to: requiring that trades be placed by U.S. mail; prohibiting future purchases by

49

investors who have recently redeemed Fund shares; requiring intermediaries to report information about customers who purchase and redeem large amounts; and other similar restrictions.  The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.  Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise frequent trading concerns and normally do not require application of the Fund’s methods to detect and deter frequent trading.

The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund.  For example, the Fund may refuse a purchase order if the Fund’s portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Fund’s policies and procedures regarding frequent trading may be modified at any time by the Fund’s Board.  For more information about the Fund’s Frequent Trading Policy and its enforcement, see “Frequent Trading” in the statement of additional information.

Frequent Trading Risks

Frequent trading may present risks to the Fund’s long-term shareholders and investment objectives.  Frequent trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders.

Funds that invest in foreign securities may be at a greater risk for frequent trading.  Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”).  Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under

50

such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Although the Fund takes steps to detect and deter frequent trading pursuant to the policies and procedures described in this Prospectus and approved by the Board, there is no assurance that these policies and procedures will be effective in limiting frequent trading in all circumstances.  For example, the Fund may be unable to completely eliminate the possibility of frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the Fund’s identification of frequent trading transactions in the Fund through an omnibus account difficult and makes the elimination of frequent trading in the account impractical without the assistance of the intermediary.  Although the Fund encourages intermediaries to take necessary actions to detect and deter frequent trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of frequent trading.  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to frequent trading in the Fund.

Shareholder Communications

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment.  These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations.  Please contact your financial intermediary or plan sponsor (or Destra, if you hold shares directly with the Fund) to obtain these reports.  The Fund’s fiscal year ends on September 30.

Fund Service Providers

The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286.  The custodian also provides certain accounting services to the Fund.  The Fund’s transfer, shareholder services and dividend paying agent, BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

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Section 5Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by KPMG LLP, whose report, along with the Fund’s financial statements, are included in annual report, which is available upon request.

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Financial Highlights

Beneficial interest outstanding throughout the period is presented below:

Destra High Dividend Strategy Fund
For the period August 10, 2011* to September 30, 2011
Class A
Net asset value, beginning of period	$15.00
Investment operations:
Net investment income1	0.02
Net realized and unrealized gain (loss)	0.12
Net Increase (Decrease) in Net Asset Value from Operations	0.14

Net asset value, end of period	$15.14

TOTAL RETURN2	0.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$25
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers3	1.60%
Expenses, prior to expense reimbursements/waivers3	532.98%
Net investment income3	1.05%
Portfolio turnover rate4	–%
Class I
Net asset value, beginning of period	$15.00
Investment operations:
Net investment income1	0.04
Net realized and unrealized gain (loss)	0.10
Net Increase (Decrease) in Net Asset Value from Operations	0.14

Net asset value, end of period	$15.14

TOTAL RETURN5	0.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$1,010
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers3	1.32%
Expenses, prior to expense reimbursements/waivers3	44.22%
Net investment income3	1.60%
Portfolio turnover rate4	–%

*	Commencement of operations.
1	Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does include payment of the maximum sales charge or contingent deferred sales charge (CDSC).  Total return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

3	Annualized.
4	Not annualized.
5
Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions for the period. Total return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

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Additional Sources of Information

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Destra and Destra Capital Investments.

Statement of Additional Information

The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the policies and operation of the Fund included in this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

How to Reach Us

The Fund’s most recent Statement of Additional Information and certain other information are available free of charge by calling Destra at 877.287.9646, on the Fund’s website at destracapital.com/literature or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 202.551.8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

The Fund is a series of Destra Investment Trust, whose Investment Company Act file number is 811-22417.

PRO_HI-DIV-020112

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2012

Destra High Dividend Strategy Fund

Ticker: Class A-DHDAX, Class C-DHDCX, Class P-_______, Class I-DHDIX

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI expands upon, and should be read in conjunction with, the Prospectus dated February 1, 2012, for the Destra High Dividend Strategy Fund (the “Fund”), a series of the Destra Investment Trust.  Copies of the Prospectus may be obtained without charge from the Fund’s website at destracapital.com/literature or by calling (877) 287-9646.  The audited financial statements for the Fund’s most recent fiscal period appear in the Fund’s Annual Report dated September 30, 2011.  The audited financial statements are incorporated herein by reference and the Annual Report is available without charge from the Fund’s website at destracapital.com/literature or by calling (877) 287-9646.

TABLE OF CONTENTS
Page

Fund History	2

Investment Restrictions	2

Investment Strategies and Risks	5

Management	45

Control Persons and Principal Shareholders	52

Investment Adviser and Sub-Adviser	53

Administrator	57

Portfolio Transactions	57

Net Asset Value	59

Purchases	60

Distribution and Shareholder Servicing Plans	65

Redemptions	67

Tax Matters	68

Frequent Trading	72

Disclosure of Portfolio Holdings	75

Other Service Providers	76

General Trust Information	77

Appendix A - Proxy Voting Procedure	78

FUND HISTORY

The Fund is a separate investment portfolio of the Destra Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on May 25, 2010.  The Fund is diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.  The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser.  Destra has retained Miller/Howard Investments, Inc. (“Miller/Howard” or the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser, responsible for the day-to-day management of the Fund’s portfolio of securities.

INVESTMENT RESTRICTIONS

The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund.  The fundamental investment policies, together with the investment objective of the Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.  Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.  The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the

Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.

8. Invest 25% or more of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities are not deemed to be industries.

The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

For the purpose of investment restriction (8), the Fund will consider all relevant factors in determining who is the issuer of the security, including:  the credit quality of the issuer, the amount and quality of the collateral, the terms of the loan agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the security, the interest rate environment, and general economic conditions applicable to the issuer and such interpositioned person. Further, the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies will be treated as separate industries for the purpose of this restriction.

The following non-fundamental investment restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Board. No Fund may:

1. Invest more than 15% of its total assets in illiquid securities (taken at market value), including time deposits and repurchase agreements that mature in more than seven days.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing OTC options on financial futures contracts would exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are determined to be illiquid. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid only such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not the Fundamental policy of the Fund and may be amended by the Board of Trustees of the Fund without the approval of the Fund’s shareholders.

The Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Code.  To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income).

Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Trustees of the Fund to the extent necessary to comply with changes to the Federal tax requirements. The Fund is “diversified” under the Investment Company Act and must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

INVESTMENT STRATEGIES AND RISKS

In addition to the discussion of investment strategies and risks that appears in the Prospectus, the Fund may (except where indicated otherwise) also implement the following strategies.

144A Securities

The Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. The Trustees have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Trustees. The Trustees have adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring liquidity of 144A securities. The Trustees, however, will retain sufficient oversight and will ultimately be responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Trustees will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Cash Management

A portion of the Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Sub-Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-Adviser.

Commercial Paper

Commercial paper purchasable by the Fund includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act. The Fund can purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or when deemed advisable by the Fund’s Sub-Adviser or sub-adviser, “high quality” issues rated “A-2”, “Prime-2” or “F-2” by S&P, Moody’s or Fitch, respectively.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Sub-Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Contingent Convertible Securities.Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like.  This is particularly true in the financial services sector.  While loss absorption language is relatively rare in the preferred and debt markets today, it may become more prevalent One preferred or debt structure with loss absorption characteristics is the contingent convertible security (sometimes referred to as a “CoCo”) – which to date has only been issued by banks. These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support.  Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.  In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those which would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.

Debt Securities

Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Credit risk is reduced to the extent the Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Fund management, the Fund’s investments in debt securities could be adversely affected and the Fund could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

The value of fixed income securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Fund is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Fund’s assets will vary.

Depositary Receipts (ADRs, EDRs and GDRs)

The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Foreign Investment Risks.”

Derivatives

The Fund may use instruments referred to as derivative securities. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives for hedging purposes. The Fund may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that the Fund’s hedging strategies will be effective. The Fund is not required to engage in hedging transactions and the Fund may choose not to do so.

The Fund may use derivative instruments and trading strategies, including the following:

Indexed and Inverse Securities. The Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Fund may be required to pay substantial additional margin to maintain the position.)

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund’s net assets.

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements are also subject to the risk that the Fund will not be able to meet its obligations to the counterparty. The Fund, however, will deposit in a segregated account, liquid assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swap Agreements and Similar Instruments. The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Credit Linked Securities. Among the income producing securities in which the Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Interest Rate Transactions and Swaptions. The Fund, to the extent permitted under applicable law, may enter into forms of swap agreements including interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”. Caps and floors are less liquid than swaps. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Certain Funds may also enter into options on swap agreements (“swaptions”) on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. They may also be used for speculation to increase returns.

The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its Sub-Adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Types of Options

Options on Securities and Securities Indices. The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Call Options. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

A call option is considered to be covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets designated on the Sub-Adviser’s or sub-adviser’s books and records to the extent required by SEC guidelines.

The Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker-dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

Put Options. The Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

The Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid assets. The Fund will receive a  premium for writing a put option, which increases the Fund’s return. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

The Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such a transaction, the Fund will segregate unencumbered liquid assets with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Risks Associated with Options. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a national securities exchange; the facilities of a national securities exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more national securities exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that national securities exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that national securities exchange would continue to be exercisable in accordance with their terms.

Futures

The Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

To maintain greater flexibility, the Fund may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Risks Associated with Futures. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Fund’s Sub-Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Sub-Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and the Fund is operated so as not to be deemed a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

 Foreign Exchange Transactions. The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by the Fund are considered to constitute hedging transactions. The Fund will not attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. The Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaged in proxy hedging. The Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, the Fund may hold both Canadian government bonds and Japanese government bonds, and the Sub-Adviser or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the US dollar. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk. The Fund may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Fund will only enter into a cross-hedge if the Sub-Adviser believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Some of the forward foreign currency contracts entered into by the Fund are classified as non-deliverable forwards (“NDF”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures. The Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. The Fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. The Fund may write covered call options on up to 100% of the currencies in its portfolio. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Currency Swaps. In order to protect against currency fluctuations, the Fund may enter into currency swaps. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Limitations on Currency Transactions. The Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency. Open positions in forward foreign exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily. The

Fund’s exposure to futures or options on currencies will be covered as described below under “Risk Factors in Derivatives.”

Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors in Derivatives

Derivatives are volatile and involve significant risks, including:

•	Credit Risk — the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

•	Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•
Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•
Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

•
Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

•
Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Sub-Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Dollar Rolls

A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. At the time the Fund enters into a dollar roll transaction, the Sub-Adviser or sub-adviser will designate assets on its books and records in an amount equal to the amount of the Fund’s commitments and will subsequently monitor the account to ensure that its value is maintained.

Dollar rolls involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below, or the market value of the securities subject to the Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. At the time the Fund sells securities and agrees to repurchase securities at a future date, the Fund will segregate liquid assets with a value equal to the repurchase price. The Fund may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market. Successful use of mortgage dollar rolls may depend upon the Sub-Adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Equity Securities

The Funds may invest in equity securities, which include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts. For a discussion of the types of equity securities in which your Fund may invest and the risks associated with investing in such equity securities, see your Fund’s prospectus.

Exchange Traded Notes (“ETNs”)

The Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Foreign Investment Risks

The Fund may invest in foreign securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that the Fund will lose money.

Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if the company’s principal operations are conducted from the U.S., the company’s equity securities trade principally on a U.S. stock exchange, or the company does a substantial amount of business in the U.S.

In addition to equity securities, foreign investments of the Fund may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than the Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments. The expense ratios of the Fund investing significantly in foreign securities can be expected to be higher than those of investment funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The Investment Company Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Publicly Available Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Illiquid or Restricted Securities

The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security.

Inflation Risk

Like all mutual funds, the Fund is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Initial Public Offering (“IPO”) Risk

The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks. IPOs have the potential to produce substantial gains. There is no assurance that any Fund will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as the Fund increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.

Investment in Other Investment Companies

The Fund may, subject to applicable law, invest in other investment companies, including money market funds and exchange traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries,

and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Liquidity Management

As a temporary defensive measure, if its Sub-Adviser determines that market conditions warrant, the Fund may invest without limitation in high quality money market instruments. The Fund may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Master Limited Partnerships

The Fund may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Certain Funds intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks

The Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. Bank obligations include certificates of deposit (“CDs”), notes, bankers’ acceptances (“BAs”) and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions, domestic branches of foreign banks, and also foreign branches of domestic banks having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. In particular, the Fund may invest in:

(a)
U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including assets of domestic and foreign branches of such banks);

(b)
high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)	unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Fund’s Sub-Adviser;

(d)	asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)	securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)	dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities;

(g)	funding agreements issued by highly-rated U.S. insurance companies;

(h)	securities issued or guaranteed by state or local governmental bodies;

(i)	repurchase agreements relating to the above instruments;

(j)
municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or instrumentalities or which otherwise depend directly or indirectly on the credit of the United States;

(k)	fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

(l)	tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(m)	municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(n)	unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Fund’s Sub-Adviser under guidelines established by the Board; and

(o)
municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

To the extent consistent with their investment objectives, the Fund may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Portfolio Turnover Rates

The Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Sub-Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of the Fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect the Fund’s performance.

Preferred Stock

The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Related Securities

Although the Fund may not invest directly in real estate, the Fund may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

Real Estate Investment Trusts (“REITs”)

In pursuing its investment strategy, the Fund may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Repurchase Agreements and Purchase and Sale Contracts

Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with the Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.

A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund and the purchaser receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. The Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

Repurchase agreements and purchase and sale contracts result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.

Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund’s Sub-Adviser will monitor the creditworthiness of the seller, and the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. The Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts. The Fund’s Adviser or Sub-Adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. The Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

 At the time the Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Lending

The Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

The Fund would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by the Fund in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSROs, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e., CDs, BAs and time deposits);

(d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

Securities of Smaller or Emerging Growth Companies

Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

 While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio. Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Short Sales

The Fund may make short sales of securities as a hedge against potential declines in value of a portfolio security. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

Trust Preferred Securities

The Fund may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities establish ed by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

U.S. Government Obligations

The Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the Ginnie Mae, Fannie Mae and Freddie Mac. See “Mortgage-Backed Securities” above.

U.S. Treasury Obligations. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Sub-Adviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Sub-Adviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

The Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, the Sub-Adviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

 The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Sub-Adviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses.

Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Sub-Adviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Sub-Adviser, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Sub-Adviser believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

When Issued Securities, Delayed Delivery Securities and Forward Commitments

The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

If deemed advisable as a matter of investment strategy, the Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

When the Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of six Destra-sponsored open-end funds (the “Destra Funds”).

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years

Independent Trustees:
Diana S. Ferguson 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1963	Trustee	Term—Indefinite* Length of Service—Since 2010	Chief Financial Officer (2010-2011), Chicago Board of Education; Senior Vice President and Chief Financial Officer (2008), Folgers Coffee Company; Executive Vice President and Chief Financial Officer (2007-2008), Merisant Worldwide; Senior Vice President and Chief Financial Officer (2001-2007), Sara Lee Foodservice	6	Tree House Foods; Urban Partnership Bank

William M. Fitzgerald, Sr. 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Trustee	Term—Indefinite* Length of Service—Since 2010	Founder, Global Infrastructure Asset Management LLC; Managing Director (1988-2007), Nuveen Investments LLC; Chief Investment Officer (2000-2007), Nuveen Asset Management	6	Director, Syncora Holdings Ltd. and its affiliates, Syncora Guarantee Inc. and Syncora Capital Assurance Inc. – Financial Guarantee Company (2009 to 2011)

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years

Louis A. Holland, Jr. 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Trustee	Term—Indefinite* Length of Service—Since 2010	President and Chief Financial Officer (2008-present), CUMOTA LLC; Managing Director (2000-2008), Nuveen Investments	6
Trustee, Holland Capital Management-Asset Management Industry (2008-present); Trustee, Lumifi-Search Technology (2006-2009); Trustee, HP Schmaltz-Restaurants (2006-present); Trustee, Jobs For Youth (2006-2010); Trustee, PADS (2010-present); Trustee, National Alzheimer’s Association Board (2011-present)

Interested Trustee:

Nicholas Dalmaso** 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1965	Trustee, Chief Executive Officer, Secretary	Term—Indefinite* Length of Service—Since 2010	Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC; President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC; President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC; (2001-2008) General Counsel and Chief Administrative Officer, Claymore Securities, Inc.	6	None
_________
*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
**	Mr. Dalmaso is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with and ownership of Destra Capital Management LLC and its subsidiaries.

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years
Officers of the Trust:
Richard J. Simek 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1967	Chief Financial Officer and Treasurer	Term—Indefinite Length of Service—Since 2011
Senior Managing Director, Destra Capital Management LLC, Destra Capital Advisors LLC and Destra Capital Investments LLC; Director (2005-2011), Man Investments, Inc.; Senior Manager (1998-2004), Ernst & Young

Anne Kochevar 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1963	Chief Compliance Officer	Term—Indefinite Length of Service—Since 2010	Senior Managing Director, Destra Capital Management LLC, Destra Capital Advisors LLC and Destra Capital Investments LLC; Senior Managing Director (2002-2010), Claymore Securities, Inc.

Board Leadership Structure and Risk Oversight

The Board of Trustees oversees the operations and management of the Destra Funds, including the duties performed for the Destra Funds by Destra, the investment adviser.  None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, Destra, Destra Capital Investments LLC, Destra Capital Management LLC,  or their affiliates.  In addition, the officers of the Trust hold the same positions with the other Destra Funds as they hold with the Trust.

The management of the Fund, including general supervision of the duties performed for the Fund under the advisory agreement between the Trust, on behalf of the Fund, and the Adviser, is the responsibility of the Board of Trustees.  The Trustees set broad policies for the Fund, choose the Trust’s officers, and hire the Fund’s investment adviser, sub-adviser and other service providers.  The officers of the Trust manage the day-to-day operations and are responsible to the Trust’s Board.  The Trust’s Board is composed of three Independent Trustees and one Interested Trustee.  The Interested Trustee, Nicholas Dalmaso serves as both the Chief Executive Officer for the Destra Funds and the Chairman of the Board of the Destra Funds.

Annually, the Board will review its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Fund’s business.  The Board has determined that its leadership structure is appropriate based on the characteristics of the funds it serves and the characteristics of the Destra Funds as a whole.

In order to streamline communication between Destra and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for:  (i) coordinating activities of the Independent Trustees; (ii) working with Destra, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly Destra; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.  The Lead Independent Trustee is selected by the Independent Trustees and serves until his successor is selected.  Louis A. Holland. Jr. currently serves as the Lead Independent Trustee.

The Board has established three standing committees (as described below) and has delegated certain of its responsibilities to those committees.  The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance.  The Independent Trustees are represented by independent legal counsel at all Board and committee meetings.  Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The three standing committees of the Destra Funds are:  the Nominating and Governance Committee, the Valuation Committee and the Audit Committee.  The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust’s Board of Trustees.  Ms. Ferguson and Messrs. Fitzgerald and Holland are members of the Nominating and Governance Committee.  If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders.  When a vacancy on the Board of Trustees of the Destra Funds occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund.  To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to Nicholas Dalmaso, Secretary, at the Fund’s address, 901 Warrenville Road, Suite 15, Lisle, IL 60532.  Such recommendation shall include the following information:  (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate.  If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees.  Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.  During the last fiscal year, the Nominating and Governance Committee did not meet.

The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund.  Ms. Ferguson and Messrs. Fitzgerald and Holland are members of the Valuation Committee.  During the last fiscal year, the Valuation Committee did not meet.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval).  Ms. Ferguson and Messrs. Fitzgerald and Holland serve on the Audit Committee.  During the last fiscal year, the Audit Committee held two meetings.

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund.  The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks.  Oversight of investment and compliance risk, including oversight of any sub-advisers, is performed primarily at the Board level in conjunction with Destra’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”).  Oversight of other risks also occurs at the committee level.  Destra’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisers and their operations and processes.  The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the

CCO regarding the operations of the Fund’s and the service providers’ compliance programs.   The Audit Committee reviews with Destra the Fund’s major financial risk exposures and the steps Destra has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines.  The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.  The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund.  The Valuation Committee monitors valuation risk and compliance with the Fund’s Valuation Procedures and oversees the pricing agents and actions by Destra’s Pricing Committee with respect to the valuation of portfolio securities.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or Destra or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees.  The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate.  Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from Destra, sub-advisers, underwriters or other service providers, including any affiliates of these entities.

For each current Trustee each of the experiences, qualifications and attributes described in “Management” and described below have led to the conclusion, as of the date of this SAI, that each Trustee should serve as a trustee.  References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Diana S. Ferguson.  Ms. Ferguson has experience as Chief Financial Officer of the Chicago Board of Education, Folgers Coffee Company, Merisant Worldwide and Sara Lee Foodservice; as Senior Vice President of Folgers Coffee Company and Sara Lee Foodservice and as Executive Vice President of Merisant Worldwide.  Her work experience and educational background has prepared her to be a Trustee.

William M. Fitzgerald, Sr.  Mr. Fitzgerald has experience as a founder of Global Infrastructure Asset Management LLC, a Managing Director of Nuveen Investments LLC and

Chief Investment Officer of Nuveen Asset Management.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

Louis A. Holland, Jr.  Mr. Holland has experience as President and Chief Financial Officer of CUMOTA LLC and Managing Director of Nuveen Investments.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

Nicholas Dalmaso.  Mr. Dalmaso was the initial Trustee of the Trust.  He has experience as General Counsel and Chief Administrative Officer at Claymore Securities, Inc.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

The following compensation table provides information for the past fiscal year.  The Trust has no retirement or pension plans.  The officers and Trustee who is an “interested person” as designated above serve without any compensation from the Trust.  The Trust has no employees.  Its officers are compensated by Destra.

Name of Person, Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Destra Funds Paid to Trustees
Diana S. Ferguson, Trustee	$17,000	$0	$0	$17,000
William M. Fitzgerald, Sr., Trustee	$17,000	$0	$0	$17,000
Louis A. Holland, Jr., Trustee	$17,000	$0	$0	$17,000
Nicholas Dalmaso, Trustee	$0	$0	$0	$0
______________

The Independent Trustees shall be paid $2,500 as annual compensation for serving as an Independent Trustees of the Trust and $500 as annual compensation for serving on a committee of the Board of Trustees.  Such compensation is paid in four equal installments in conjunction with each quarterly Board meeting.  In addition, the Trustees are reimbursed by the Trust for expenses incurred as a result of their attendance at meetings of the Trustees or any committees of the Board.

The Trust does not have a retirement or pension plan.

Share Ownership

As of  December 31, 2011, the dollar range of equity securities beneficially owned by the trustees is provided in the following table:
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Diana S. Ferguson	$0	$0
William M. Fitzgerald, Sr.	$0	$0
Louis A. Holland, Jr.	$0	$0
Nicholas Dalmaso	$0	Over $100,000

As of December 31, 2011, none of the Independent Trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A control person is a shareholder that 1) beneficially owns, directly or through controlled companies, more than 25% of the voting securities of a company, 2) acknowledges or asserts the existence of control, or 3) has a final adjudication under section 2(a)(9) of the 1940 Act that control exists. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. Any control person of a class, as noted below, may be able to significantly influence the outcome of any item presented to shareholders for approval.

As of January 13, 2012, the following persons or organizations held beneficially or of record 5% or more of the shares of the Fund.

Fund/Class	Name	Address	Percentage of Ownership
Destra High Dividend Strategy Fund Class A:	UBS Financial Services	1285 6th Avenue, New York, NY 10019	57.10%

	Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104	16.38%

	Raymond James and Associates Inc.	880 Carillon Parkway St. Petersburg, FL 33716	10.39%

Destra High Dividend Strategy Fund Class C:	Raymond James and Associates Inc.	880 Carillon Parkway St. Petersburg, FL 33716	94.28%

Destra High Dividend Strategy Fund Class I:	Evergreen Financing Company, LLC	525 Market Street, 9th Floor San Francisco, CA 94105	80.30%

	Raymond James and Associates Inc.	880 Carillon Parkway St. Petersburg, FL 33716	19.70%

As of January 31, 2012, the officers and trustees of the Fund, in the aggregate, owned no shares of the Fund.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Destra Capital Advisors LLC (“Destra”) is the investment adviser of the Fund, with responsibility for the overall management of the Fund. It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund.  Destra, 901 Warrenville Road, Suite 15, Lisle, IL 60532, is a Delaware limited liability company and is a wholly-owned subsidiary of Destra Capital Management LLC, a holding company.  It is an affiliate of Destra Capital Investments LLC, the principal underwriter of the Fund’s shares.  Destra Capital Investments LLC is also located at 901 Warrenville Road, Suite 15, Lisle, IL 60532.

For the management services provided by Destra, the Fund has agreed to pay a monthly fee in an annual amount equal to 0.85% of the Fund’s daily net assets. Destra has agreed to contractually waive its management fee and/or assume the other expenses in order to limit the total annual fund operating expenses of the Fund to certain limits until at least February 1, 2022.

The following table shows the management fees (net of fee waivers and expense reimbursements, where applicable) paid by the Fund to Destra and the fees waived by Destra for the specified periods.
	Amount of Management Fees (Net of Fee Waivers and Expense Reimbursements by Destra	Amount of Fees Waived and Expenses Reimbursed by Destra
	8/10/11-9/30/11	8/10/11-9/30/11
Destra High Dividend Strategy Fund	$0	$66,346

The Fund, Destra and other related entities have adopted codes of ethics which significantly restricts Destra Funds personnel with access to non-public portfolio information from certain personal investment transactions. These codes of ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions.  These codes of ethics are on public file with, and are available from, the SEC.

Sub-Adviser

Destra has selected Miller/Howard Investments, Inc. (“Miller/Howard” or the “Sub-Adviser”), 324 Upper Byrdcliffe Road, Woodstock, NY  12498, as sub adviser to manage the investment portfolio of the Fund.   Pursuant to an investment sub-advisory agreement, Destra has agreed to pay an annualized advisory fee to Miller/Howard a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to Destra for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Destra in respect of the Fund).

The following table shows the fees paid by Destra to Miller/Howard for its services for the specified periods.
Amount Paid by Destra to Miller/Howard
8/10/11-9/30/11
Destra High Dividend Strategy Fund	$0

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand.

Lowell Miller, Jack Leslie, Bryan Spratt, and Roger Young serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.

The tables below illustrate other accounts where each of the above-mentioned four portfolio managers has significant day-to-day management responsibilities as of December 31, 2011.  The portfolio managers do not receive performance based fees with respect to any account that the manage.
Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Lowell Miller	Registered Investment Companies	7	$93.3 million
	Other Pooled Investment Vehicles	6	$52.7 million
	Other Accounts	2434	$2,807.1 million
Jack Leslie	Registered Investment Companies	7	$93.3 million
	Other Pooled Investment Vehicles	6	$52.7 million
	Other Accounts	2434	$2,807.1 million
Bryan Spratt	Registered Investment Companies	7	$93.3 million
	Other Pooled Investment Vehicles	6	$52.7 million
	Other Accounts	2434	$2,807.1 million
Roger Young	Registered Investment Companies	7	$93.3 million
	Other Pooled Investment Vehicles	6	$52.7 million
	Other Accounts	2434	$2,807.1 million

Conflicts of Interest.  In addition to the Fund, the portfolio managers jointly manage accounts for and other individual and institutional clients.

As a result, potential conflicts of interest may arise as follows:

•
Allocation of Limited Time and Attention. The portfolio managers may devote unequal time and attention to the management of all accounts. As a result, the portfolio managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

•
Allocation of Limited Investment Opportunities. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

•
Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the portfolio managers may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

•
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio managers differ among accounts. While Miller/Howard only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the portfolio managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit Miller/Howard.

Miller/Howard and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the sub-adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation of the Portfolio Managers.  Portfolio managers are compensated by Miller/Howard.  Mr. Miller is a principal of Miller/Howard and is compensated through shareholder distributions that are based primarily on the profits and losses of Miller/Howard.  Messrs. Leslie, Spratt and Young also hold equity interests in Miller/Howard and receive shareholder distributions.  The shareholder distributions, which are based primarily on Miller/Howard’s net profit after taxes and expenses, are affected by the amount of assets Miller/Howard manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period.  Messrs. Miller, Leslie, Spratt and Young also are each compensated through a base salary and a bonus in amounts that are affected primarily by the profits and losses of Miller/Howard but are also affected by Miller/Howard’s consideration of such factors as work ethic, seniority, the appreciation of assets in the Fund and other accounts the portfolio manager manages, or any other factors Miller/Howard determines contribute to client goals and the long-term success of Miller/Howard.  Some of the other accounts managed by the portfolio managers have investment strategies that are similar to the Fund’s investment strategies.  However, Miller/Howard manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably.

Ownership of Securities. As of December 28, 2011, the portfolio managers beneficially owned the following dollar range of equity securities of the Fund.

Portfolio Manager	Destra High Dividend Strategy Fund
Lowell Miller	$0
Jack Leslie	$0
Bryan Spratt	$1-$10,000
Roger Young	$0

Proxy Voting Policies

The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

The Board of Trustees is responsible for oversight of the Fund’s proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Destra, who utilizes Glass, Lewis & Co.  Glass, Lewis & Co.’s Proxy Voting Policies and Procedures are set forth in Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available upon request and without charge on the Fund’s website at http://www.destracapital.com, by calling (877) 287-9646 or by accessing the SEC’s website at http://www.sec.gov.

ADMINISTRATOR

The Bank of New York Mellon (“BNY”) serves as administrator pursuant to a Fund Administration and Accounting Agreement between the Trust and BNY, dated November 1, 2010. BNY, located at One Wall Street, New York, New York 10286, provides administrative services and valuation and computation services.  The following table sets forth total administrative fees paid by the Fund to BNY for the specified period.

8/10/11-9/30/11
Destra High Dividend Strategy Fund	$1,484

PORTFOLIO TRANSACTIONS

The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Fund.  The Sub-Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the Sub-Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to Destra under the Investment Management Agreement and the sub-advisory fees paid by Destra to the Sub-Adviser under the Sub-Advisory Agreement are not reduced as a result of receipt by either Destra or the Sub-Adviser of research services.

The Sub-Adviser places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the specified periods.
Aggregate Amount of Brokerage Commissions
8/10/11-9/30/11
Destra High Dividend Strategy Fund	$1,406

During the fiscal period ended September 30, 2011, the Fund did not pay commissions to brokers in return for research services.

The Fund has not acquired, during the fiscal year ended September 30, 2011, the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Destra Capital Investments LLC is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees (the “Valuation Procedures”). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

To the extent there are any errors in the Fund’s NAV calculation, Destra may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.

PURCHASES

Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms.  Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses. Certain shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.

Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents or the Fund’s Prospectus will provide you with detailed information about investing in the Fund.

The expenses to be borne by specific classes of Shares may include (i) transfer agency fees attributable to a specific class of Shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of Shares, (iii) SEC and state securities registration fees incurred by a specific class of Shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of Shares, (v) litigation or other legal expenses relating to a specific class of Shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of Shares, (vii) accounting expenses relating to a specific class of Shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.

The Fund anticipates that the operating expenses for the Class P shares will be in excess of the operating expenses for the other share classes due to the services provided to the Class P shares that are not provided to the other share classes.  Accordingly, the Fund may pay up to 0.25% of net assets in an annual administrative fee for Class P shares for certain administrative services or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  These administrative fees are paid by the shares of the Fund to Destra Capital Investments LLC, who then reimburses eligible intermediaries.

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

The Fund does not issue share certificates. Shares will be registered in the name of the investor or the investor’s financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor’s behalf.

Class A Shares

The price you pay for Class A shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Destra Capital Investments LLC, the Fund’s distributor, as shown in the table, except where Destra Capital Investments LLC, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Destra Capital Investments LLC may pay, from its own resources, a commission to your financial intermediary on such investments.

	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Less than $100,000	5.75%	4.71%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.25%	2.30%	1.75%
$1,000,000 or more	None(2)	None	None(3)
1Offering Price includes the initial sales charge.
2	A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase.
3	Destra Capital Investments LLC may pay financial intermediaries commissions on purchases of Class A shares as follows:
•1.00% on amounts from $1,000,000 to $4,000,000;
•plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•plus 0.25% on amounts over $10,000,000.

Below is an example of the method of computing the offering price of Class A shares of the Fund. The example assumes a purchase on September 30, 2011 of Class A shares of the Fund subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net asset value per share	$15.14
Per share sales charge: 5.75% of public offering price (6.10% of net asset value per share)	$0.92
Per share offering price to the public	$16.06

As described in the Prospectus, there are several ways you can combine multiple purchases of Class A shares of the Fund and other Destra Funds that are offered with a sales charge to take advantage of lower sales charges.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or certain other Destra funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.

Class A shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses, parents, in-laws and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares; (ii) directors, officers and employees and their families of Destra Capital Management LLC, and their immediate family members, and its affiliates; and (iii) Trustees and officers, and their immediate family members, of the Fund.  Immediate family members are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings.  Additionally, certain financial intermediaries have entered into an agreement with Destra Capital Investments that allows the waiver of the initial sales charge on purchases of Class A shares.  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint.  These other accounts may include the accounts described under “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, their agents, or your financial intermediary may not retain this information.

Right of Accumulation. You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra funds then held by you, or held in accounts identified under “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent.  You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other series of the Destra funds)  over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the Letter.  In order to apply purchases towards the intended amount, you must refer to such Letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts.  In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single participant retirement plans.  To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com, and by following the appropriate hyperlinks to the specific information.

Class C Shares

Class C shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

Destra Capital Investments LLC may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Class P Shares and Class I Shares

Class P shares and Class I shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.  In addition, Class P shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution and/or other shareholder services to their clients.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A Shares

As described in the Prospectus, Class A shares have adopted distribution and shareholder servicing plans (the “Class A Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class A Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A shares to prospective and existing investors; providing educational materials regarding Class A shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Class A Plan is not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Destra Capital Investments LLC, the Fund’s distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

Class C Shares

As described in the Prospectus, Class C shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of a Fund for activities which are primarily intended to result in the sale of Class C shares of such Fund. In addition, the Class C Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of a Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.

Destra Capital Investments LLC is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares, although Destra Capital Investments LLC may, pursuant to a written agreement between Destra Capital Investments LLC and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.  However, certain financial intermediaries may elect to not receive the initial 1% commission, in which case, Destra Capital Investments will pay the monthly 12b-1 fees to such financial intermediary beginning on the first month following the purchase of Class C shares as such fees accrue. The Class C shares for which a financial intermediary elects to not receive the initial 1% commission will not be subject to a CDSC.

Class P Shares

As described in the Prospectus, Class P shares have adopted distribution and shareholder servicing plans (the “Class P Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class P Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class P shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class P shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class P shares to prospective and existing investors; providing educational materials regarding Class P shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class P shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class P Plan is not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Destra Capital Investments LLC, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

12b-1 Fees Incurred

During the fiscal year ended September 30, 2011, the Fund incurred 12b-1 fees pursuant to the Class A Plan, Class C Plan and Class P Plan (individually, a “Plan” and collectively, the “Plans”) in the amounts set forth in the table below.

12b-1 Fees Incurred by Each Fund for the Fiscal Year Ended September 30, 2011
Destra High Dividend Strategy Fund
Class A	$2
Class C	$0
Class P	$0

Renewal, Amendment and Termination

The Plans and any Rule 12b-1 related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the trustees, and of a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). With the exception of Destra Capital Investments LLC, and its affiliates, no “interested person” of the Fund, as that term is defined in the 1940 Act, and no Trustee of the Fund has a direct or indirect financial interest in the operation of the Plans or any related agreement. All material amendments to any Plan must be approved by a majority vote of the trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding shares of that class of that Fund or by vote of a majority of the 12b-1 Trustees.

REDEMPTIONS

Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. In certain circumstances, Class I shares may be redeemed directly with the Fund. Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Net Asset Value” and such valuation will be made as of the same time the redemption price is determined.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Class A Shares

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase,

unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A shares redeemed.

Class C Shares

A CDSC of 1.00% will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C shares redeemed.

Class P Shares and Class I Shares

A redemption fee of 2.00% will be deducted from a shareholder’s redemption proceeds with respect to Class P shares and Class I shares of the Fund redeemed within 90 days of purchase, unless waived, as discussed in the Prospectus.

Processing or Service Fees

Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund.  This section is current as of the date of this SAI.  Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers.  For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances.  In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund.  The Internal Revenue Service could disagree with any conclusions set forth in this section.  In addition, Fund’s counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund.  Consequently, these summaries may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status

The Fund intends to qualify as a “regulated investment company” under the federal tax laws.  If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Qualification as a Regulated Investment Company

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code).  The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

Distributions

Fund distributions are generally taxable.  After the end of each year, you will receive a tax statement that separates the Fund’s distributions into two categories, ordinary income distributions and capital gains dividends.  Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates.  Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have

owned your shares.   To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below.  In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you.  The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash.  The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any.  The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “medicare tax” imposed for taxable years beginning after 2012.  This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.  However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss.  To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction.  Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges.  In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets).  These capital gains rates are generally effective for taxable years beginning before January 1, 2013.  For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets).  The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year.  Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less.  You must exclude the date you purchase your shares to determine your holding period.  However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received.  The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income.  The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.  These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013.  The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in the prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates.  This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received.  The Internal Revenue Service could however assert that a loss could not be currently deducted.

Exchanges

If you exchange shares of your Fund for shares of another Destra Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.  In some cases, however, you may be required to treat your portion of these Fund expenses as income.  In these cases you may be able to take a deduction for these expenses.  However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Foreign Tax Credit

If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries.  In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries.  You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders.  The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.  The Fund may be able to make an election that could ameliorate these adverse tax consequences.  In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax.  Dividends paid by PFICs will not be treated as qualified dividend income.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below.  However, distributions received by a foreign investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.  In the case of dividends with respect to taxable years of the Fund beginning prior to 2012, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.  Distributions after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

FREQUENT TRADING

The Fund’s Frequent Trading Policy is as follows:

Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks to other shareholders in the Fund.  These risks may include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses.  Therefore, the Board needs to assess whether it is in the best interests of the Fund, overall, to limit individual shareholders’ rights to engage in frequent purchases and redemption of Fund shares.

The Fund was designed for long-term investors and is not designed for shareholders who engage in frequent purchases and redemption of Fund shares.  These Frequent Trading Policies and Procedures endeavor to detect and deter frequent trading that may be harmful to shareholders, and that is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down (“market timing”).

           1.General.  The Fund discourages and has established policies and procedures designed to detect and deter frequent trading by investors that is believed to be engaged in for the purpose of market timing.

Shares of the Fund may be held through accounts held in the name of a financial intermediary.  These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund.  The Fund may not have access to information regarding trading activity by individual investors in such accounts and therefore may be unable to monitor individual investors for violations of the Fund’s policy.  The Fund or its agents will seek to have financial intermediaries either provide the necessary individual investor information to the Fund or monitor the trading activity of the individual investors to detect and deter market timing.

           2.Restrictions on purchases and redemptions.  The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor for any reason including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm performance.  The Fund may, at Destra’s sole discretion, exercise these rights for any reason, including any trading believed to fall within the definition of market timing.

The Fund also reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

           3.Redemption Fees.  For Class P and I shares, to deter market timing, the Fund imposes a redemption fee on shares redeemed (or exchanged) within 90 days of purchase.  The redemption fee is assessed on the value of the shares sold or exchanged and is retained by the Fund.  Destra reserves the right to waive the redemption fee on behalf of the Fund in accordance with policies approved by the Board of Trustees and disclosed in the Prospectus SAI.  Any such waiver will be reviewed by the Fund’s Chief Compliance Officer (“CCO”) and reported to the Board at its next regularly scheduled meeting.

Destra may not have access to information regarding trading activity by individual investor activity in omnibus accounts and therefore may be unable to monitor individual investors for imposition of the redemption fee.  However, Destra will seek to have financial intermediaries monitor the trading activity of individual investors, assess the redemption fee and remit it to the Fund or have financial intermediaries provide the information on the trading activity of individual investors to the Fund.

           4.Agreements.  The Fund, Destra or Destra Capital Investments LLC may not enter into any agreement, either explicit or implicit, with any Fund shareholder or other investor that would permit or facilitate market timing in the Fund.

The Fund directs Destra to establish specific procedures to detect and deter market timing in order to implement the foregoing policies.  Under those procedures, Destra shall establish procedures for (i) identifying and reviewing potentially harmful trading activity in direct and omnibus accounts, (ii) identifying transactions subject to sales charges or redemption fees and exception to those policies, and (iii) reporting potential issues and exceptions to the Fund’s CCO.  If Destra determines that frequent trading in any account is due to market timing, Destra, on behalf of the Fund, may reject the purchase or impose restrictions on future purchases or exchanges from that investor until such investor no longer engages in market timing.  Destra must document and maintain all records in connection with its procedures for six years.  Destra will advise the Board of any material changes to its procedures and will periodically report its activities pursuant to these Frequent Trading Policies and Procedures to the Trust’s CCO.  The Trust’s CCO will periodically report to the Board on the effectiveness of these Policies and Procedures.

Underwriter

Destra Capital Investments LLC, 901 Warrenville Road, Suite 15, Lisle, IL 60532, a wholly-owned subsidiary of Destra Capital Management LLC, serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed Destra Capital Investments LLC to be its agent for the distribution of the Fund’s shares on a continuous offering basis. The cash-compensation rate at which Destra Capital Investments LLC’s registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of the Fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

Destra Capital Investments LLC sells Shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust for the Fund.  Pursuant to the Distribution Agreement, Destra Capital Investments LLC, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s Shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.  Destra Capital Investments LLC  receives for its services the excess, if any, of the sales price of the Fund’s Shares less the net asset value of those Shares, and remits a majority or all of such amounts to the Dealers who sold the Shares; Destra Capital Investments LLC  may act as such a Dealer.  Destra Capital Investments LLC also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” Destra Capital Investments LLC receives any contingent deferred sales charges (“CDSCs”) imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Destra Capital Investments LLC pursuant to the distribution plan.

The following table sets forth the aggregate amounts of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Destra Capital Investments LLC and the compensation on redemptions and repurchases received by Destra Capital Investments LLC for the Fund for the specified period.
	Amount of Underwriting Commissions	Amount Retained by the Distributor	Amount of Compensation on Redemptions and Repurchases
	8/10/11-9/30/11	8/10/11-9/30/11	8/10/11-9/30/11
Destra High Dividend Strategy Fund	$187	$1,275	$0

Destra may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares.  Destra’s available resources to make these payments include profits from advisory fees received from the Fund.  The services Destra may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Destra Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Fund’s portfolio holdings. In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, destracapital.com. The Fund generally makes available top 10 portfolio holdings information on the Fund’s website monthly with an approximately thirty day lag. Additionally, the Fund publishes on the website portfolio characteristics, including the total number of fund holdings, weighted average market cap, sector allocations and country weights, monthly on a 30 day lag. This information will remain available on the website at least until the Fund files with the SEC its Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Fund may disclose on an ongoing, daily basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including its investment adviser and sub-adviser, independent registered public accounting firm (KPMG LLP), custodian (The Bank of New York Mellon), financial printer (Financial Graphic Service), proxy voting service(s), and to the legal counsel for the Fund (Chapman and Cutler LLP) and the independent trustees (Willkie Farr & Gallagher LLP).

The Fund’s investment adviser and sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Trustee upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Fund and its investment adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund’s Board of Trustees on an annual basis.

There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

OTHER SERVICE PROVIDERS

KPMG LLP, 303 East Wacker Drive, Chicago, IL 60601, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, KPMG LLP may provide assistance on accounting and tax and related matters.

The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The custodian performs custodial, fund accounting and portfolio accounting services.

The Fund’s transfer, shareholder services, and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

GENERAL TRUST INFORMATION

The Fund is a series of the Trust. The Trust is an open-end management investment company under the 1940 Act. The Trust was organized as a Massachusetts business trust on May 25, 2010. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are four series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares, Class P shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A
Proxy Voting Procedure

U.S. Guidelines

Election of Directors

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. Glass Lewis believes that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Auditor Ratification

Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends voting against the entire audit committee.

Executive Compensation

Glass Lewis carefully reviews the compensation awarded to senior executives, as it believes that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis believes the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Glass Lewis recognizes performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, Glass Lewis believes companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, Glass Lewis believes that it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While Glass Lewis favors full disclosure for senior executives and it views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, Glass Lewis does not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Anti-Takeover Measures

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.  In certain circumstances, Glass Lewis will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable qualifying offer clause.

Compensation, Environmental, Social and Governance Shareholder Initiatives

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. Glass Lewis feels strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, Glass Lewis believes shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, Glass Lewis recognizes that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. Glass Lewis generally recommends supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. Glass Lewis generally recommends supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, Glass Lewis also generally recommends supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

International Guidelines

Election of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term.  In Glass Lewis’s view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Financial Reporting

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. Glass Lewis will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of its report, Glass Lewis will recommend that shareholders abstain from voting on this proposal.

In many countries, companies must submit the allocation of income for shareholder approval. Glass Lewis will generally recommend voting for such a proposal. However, Glass Lewis will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

Glass Lewis generally supports management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where Glass Lewis believes the independence of an incumbent auditor or the integrity of the audit has been compromised.

Compensation

Glass Lewis closely reviews companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, Glass Lewis examines how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

Governance Structure

Glass Lewis will evaluate proposed amendments to a company’s articles of association on a case-by-case basis.  Glass Lewis is opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, Glass Lewis will analyze each change individually and will recommend voting for the proposal only when Glass Lewis believes that the amendments on balance are in the best interests of shareholders.

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.  In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what it believes to be a reasonable ‘qualifying offer’ clause.

Environmental and Social Risk

Glass Lewis believes companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, Glass Lewis believes companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When Glass Lewis identifies situations where shareholder value is at risk, it may recommend voting in favor of a reasonable and well-targeted shareholder proposal if it believes supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, Glass Lewis will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

Continental Europe Guidelines

Election of Directors

When companies disclose sufficient relevant information, Glass Lewis looks at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, Glass Lewis will consider recommending abstaining on the directors’ election.

Financial Reporting

As a routine matter, shareholders in European companies are either asked to approve a company’s accounts and reports or to acknowledge receipt of the accounts and reports, which have already been approved by the board and management. A company’s consolidated financial statements combine the activities of the company with the activities of its subsidiaries. Some companies may seek separate approval of the consolidated and standalone accounts and reports.  Unless there are concerns about the integrity of the financial statements or reports, Glass Lewis will recommend voting for these proposals. Glass Lewis will generally recommend voting for proposals seeking to acknowledge the receipt of a company’s accounts and reports provided they are available to shareholders.  However, in the event that the audited financial statements have not been made available, Glass Lewis does not believe shareholders have sufficient information to make an informed judgment regarding these matters.  As such, Glass Lewis will recommend that shareholders abstain from voting on the relevant agenda items.

In many European markets, companies must submit the allocation of annual profits or losses for shareholder approval. Glass Lewis will generally recommend voting for such a proposal. With respect to dividends, Glass Lewis generally supports the board’s proposed dividend (or the absence thereof). However, Glass Lewis will give particular scrutiny to cases where a company’s dividend payout ratio, based on consolidated earnings, has decreased to an exceptionally low level (i.e. less than 10%) from a more reasonable payout ratio (i.e. over 10%), or where a company has eliminated dividend payments altogether without explanation. Glass Lewis will also scrutinize dividend payouts that are consistently excessively high relative to peers (i.e. over 100%) without satisfactory explanation. In most cases, Glass Lewis believes the board is in the best position to determine whether a company has sufficient resources to distribute a dividend to shareholders. As such, Glass Lewis will only recommend that shareholders refrain from supporting dividend proposals in exceptional cases.

Executive Compensation

Glass Lewis carefully reviews the compensation awarded to senior executives, as it believes that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis typically looks for compensation arrangements that provide for a mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Glass Lewis recognizes performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, Glass Lewis believes companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, Glass Lewis believes it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While Glass Lewis favors full disclosure for senior executives and it views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, it does not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Governance Structure

Glass Lewis will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. Glass Lewis is opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from reviewing each amendment on its own merit. In such cases, Glass Lewis will analyze each change on its own. Glass Lewis will recommend voting for the proposal only when, on balance, it believes that the amendments are in the best interests of shareholders. In Europe, it is common for proposed technical amendments to a company’s articles of association, resulting from changes to corporate law or necessary changes to the wording of an article without changing the meaning of the article, to be bundled together under a single proposal. In such cases, Glass Lewis will recommend voting for the proposal.

Shareholder ratification of board, management and/or auditors’ acts during the previous fiscal year is required in many European markets. The legal consequences of the ratification vary by market, and Glass Lewis’s analysis and recommendations take this into account. Glass Lewis will evaluate each proposal on a case-by-case basis. Unless there are any concerns about the integrity and performance of the individuals being ratified, Glass Lewis will generally recommend voting for this proposal. Glass Lewis may recommend voting against or abstaining from voting on a ratification proposal under the following conditions: (i) members of the board, management or auditing firm have been accused or convicted of fraud or other illegal activities that may be damaging to shareholders’ interests; (ii) the report of the independent auditor notes a material weakness, serious restatement, or failure to comply with accounting norms; (iii) the board has consistently failed to address pressing shareholder concerns; or (iv) other exceptional cases in which the board has clearly failed to protect shareholders’ interests. In addition, when Glass Lewis has serious concerns regarding the actions of the board and no members of the   board are up for election, Glass Lewis is more likely to recommend voting against the ratification of board acts.

Capital Management

Glass Lewis believes that adequate capital stock is important to a company’s operation. European companies are authorized to increase share capital through several methods, which may or may not involve the issuance of shares.

In general, issuing an excessive amount of additional shares and/or convertible securities can dilute existing holders. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares.

Shareholder Initiatives

Glass Lewis evaluates shareholder proposals on a case-by-case basis. Glass Lewis generally favor appropriately-crafted proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. Glass Lewis typically prefers to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when Glass Lewis sees a clear and direct link between the proposal and some economic or financial issue for the company. Glass Lewis feels strongly that shareholders should not attempt to micromanage the business or its executives through the initiative process. Rather, shareholders should use their influence to push for governance structures that protect shareholders, including actual director elections and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. Glass Lewis believe that shareholders should hold directors accountable for management and policy decisions through the election of directors.

PART C - OTHER INFORMATION

ITEM 28.                      EXHIBITS

(a)	Declaration of Trust of the Registrant.(1)
(b)	By-Laws of the Registrant.(1)
(c)	Amended and Restated Designation of Series of Shares of Beneficial Interest, effective May 23, 2011.(4)
(d)(1)	Investment Management Agreement between Registrant and Destra Advisors LLC, now known as Destra Capital Advisors LLC, dated December 30, 2010.(5)
(d)(2)	Investment Sub-Advisory Agreement among Destra Investment Trust, Destra Advisors LLC, now known as Destra Capital Advisors LLC, and Zebra Capital Management, LLC, dated December 30, 2010.(5)
(d)(3)	Investment Sub-Advisory Agreement among Destra Investment Trust, Destra Advisors LLC, now known as Destra Capital Advisors LLC, and Zebra Capital Management, LLC, dated December 30, 2010.(5)
(d)(4)	Investment Sub-Advisory Agreement among Destra Investment Trust, Destra Advisors LLC, now known as Destra Capital Advisors LLC, and Zebra Capital Management, LLC, dated December 30, 2010.(5)
(d)(5)	Investment Sub-Advisory Agreement among Destra Investment Trust, Destra Advisors LLC, now known as Destra Capital Advisors LLC, and Miller/Howard Investments, Inc., dated August 10, 2010.(5)
(e)	Distribution Agreement between Registrant and Destra Investments LLC, now known as Destra Capital Investments LLC, dated November 29, 2010.(5)
(f)	Not Applicable.
(g)(1)	Custody Agreement between Registrant and The Bank of New York Mellon, dated November 17, 2010.(2)
(g)(2)	Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon, dated November 17, 2010.(2)
(h)(1)	Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc, dated December 10, 2010.(2)
(h)(2)	Amended and Restated Expense Reimbursement, Fee Waiver and Recovery Agreement between Registrant and Destra Capital Advisors LLC, dated February 1, 2012.(6)
(h)(3)	Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon, dated November 1, 2010.(2)
(i)	Not applicable.
(j)	Consent of Independent Registered Public Accounting Firm, dated February 1, 2012.(6)
(k)	Not Applicable.
(l)	Form of Subscription Agreement.(2)
(m)	Distribution and Shareholder Servicing Plan, dated April 26, 2011.(3)
(n)	Amended and Restated Multiple Class Plan, dated January 29, 2012.(6)
(o)	Not Applicable.
(p)	Code of Ethics, dated December 2010.(3)
(z)(1)	Powers of Attorney for Messrs. Dalmaso, Fitzgerald and Holland.(2)
(z)(2)	Power of Attorney for Ms. Ferguson.(3)

---------------

(1)  Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2)  Incorporated by reference to pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3)  Incorporated by reference to post-effective amendment no. 1 filed on Form N-1A for Registrant.
(4)  Incorporated by reference to post-effective amendment no. 3 filed on Form N-1A for Registrant.
(5) Incorporated by reference to post-effective amendment no. 7 filed on Form N-1A for Registrant.
(6) Filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not Applicable.

ITEM 30. INDEMNIFICATION

Section 9.5 of the Registrant's Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

(a) Destra Capital Advisors LLC serves as investment adviser to the funds of the Registrant. Its principal address is 901 Warrenville Road, Suite 15, Lisle, Illinois 60532.  The principal executive officers of Destra Capital Advisors LLC are also directors, officers, employees or trustees of Destra Capital Investments LLC, an affiliated entity. Destra Capital Investments LLC's principal address is 901 Warrenville Road, Suite 15, Lisle, Illinois 60532.

Information as to other business, profession, vocation or employment during the past two years of the officers and directors of Destra Capital Advisors LLC is as follows:

Name and Position with Destra Capital Advisors LLC	Employment During Past Two Years

Nicholas Dalmaso, President, Chief Financial Officer, General Counsel, Designated Principal, Registered Agent	President, Chief Financial Officer, General Counsel and Registered Salesperson of Destra Capital Investments LLC; Member of Destra Capital Management LLC

Anne Kochevar, Senior Managing Director	Senior Managing Director, Destra Capital Management LLC and Destra Capital Investments LLC; Senior Managing Director, Claymore Securities, Inc.

Dominic Martellaro, Chief Executive Officer, Designated Principal, Registered Agent	Chief Executive Officer and Registered Salesperson of Destra Capital Investments LLC; Member of Destra Capital Management LLC; President and Registered Principal of Janus Distributors LLC

Richard J. Simek, Senior Managing Director	Senior Managing Director, Destra Capital Management LLC and Destra Capital Investments LLC; Director of Man Investments, Inc.

(b) Zebra Capital Management, LLC serves as investment sub-adviser to the Destra Global L-Series Fund, Destra International L-Series Fund and Destra US All Cap L-Series Fund.  Zebra Capital Management, LLC’s principal address is 612 Wheelers Farms Road, Milford, Connecticut 06461.  Information as to the officers and directors of Zebra Capital Management, LLC is included in its current Form ADV filed with the Securities and Exchange Commission and is incorporated by reference herein.

(c) Miller/Howard Investments, Inc. serves as investment sub-adviser to the Destra High Dividend Strategy Fund.  Miller/Howard Investments, Inc.’s principal address is 324 Upper Byrdcliffe Road, Woodstock, NY 12498.  Information as to the officers and directors of Miller/Howard Investments, Inc. is included in its current Form ADV filed with the Securities and Exchange Commission and is incorporated by reference herein.

Item 32.Principal Underwriter

(a) Not applicable.

(b) Positions and Offices with Underwriter.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund

Nicholas Dalmaso 901 Warrenville Road, Suite 15 Lisle, Illinois 60532	President, Chief Financial Officer, General Counsel and Registered Salesperson	Trustee and President

Anne Kochevar 901 Warrenville Road, Suite 15 Lisle, Illinois 60532	Senior Managing Director	Chief Compliance Officer

Dominic Martellaro 901 Warrenville Road, Suite 15 Lisle, Illinois 60532	Chief Executive Officer and Registered Salesperson	None

Richard J. Simek 901 Warrenville Road, Suite 15 Lisle, Illinois 60532	Senior Managing Director	Chief Financial Officer and Treasurer

(c)Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

Destra Capital Advisors LLC, 901 Warrenville Road, Suite 15, Lisle, Illinois 60532, maintains the Registrant's organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

ITEM 34. MANAGEMENT SERVICES

Not Applicable.

ITEM 35.  UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lisle, and State of Illinois, on the 1st day of February, 2012.

Destra Investment Trust

By:__/s/ Nicholas Dalmaso____________
Nicholas Dalmaso,Chief
Executive Officer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title		Date
/s/ Nicholas Dalmaso	Chief Executive Officer, Chairman, Secretary and Trustee		February 1, 2012
Nicholas Dalmaso

Diana S. Ferguson*	Trustee	}	By /s/ Nicholas Dalmaso
		}	Nicholas Dalmaso Attorney-In-Fact
William M. Fitzgerald, Sr.*	Trustee	}	February 1, 2012
}
Louis A. Holland, Jr.*	Lead Independent Trustee and Trustee	}

* An original power of attorney authorizing Nicholas Dalmaso, Steven M. Hill and Morrison C. Warren to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and has previously been filed with the Securities and Exchange Commission and is incorporated by reference herein.

Index of Exhibits

Exhibit
Number                                  Exhibit

(h)(2)	Amended and Restated Expense Reimbursement, Fee Waiver and Recovery Agreement between Registrant and Destra Capital Advisors LLC, dated February 1, 2012.
(j)	Consent of Independent Registered Public Accounting Firm, dated February 1, 2012.
(n)	Amended and Restated Multiple Class Plan, dated January 29, 2012